Exhibit 10.1

ASSET PURCHASE AND SALE AGREEMENT

BETWEEN

THE PFANENSTIEL COMPANY, LLC

as Seller

and

CALLAN POWER LLC

as Buyer

DATED AUGUST 26, 2026

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7.3	Notifications.	9
7.4	Survival.	9

ARTICLE VIII CONDITIONS TO CLOSING		9
8.1	Buyer’s Conditions to Closing.	9
8.2	Seller’s Conditions to Closing.	10

ARTICLE IX CLOSING		11
9.1	Date of Closing.	11
9.2	Place of Closing.	11
9.3	Closing Obligations.	11
9.4	Records.	12

ARTICLE X TERMINATION		12
10.1	Right of Termination.	12
10.2	Effect of Termination.	13
10.3	Return of Documentation and Confidentiality.	13

ARTICLE XI MISCELLANEOUS		14
11.1	Counterparts.	14
11.2	Notices.	14
11.3	Expenses.	15
11.4	Waivers; Rights Cumulative.	15
11.5	Relationship of the Parties.	15
11.6	Entire Agreement; Conflicts.	15
11.7	Governing Law.	16
11.8	Filings, Notices and Certain Governmental Approvals.	16
11.9	Amendment.	16
11.10	Parties in Interest.	16
11.11	Successors and Permitted Assigns.	16
11.12	Representations Survival.	16
11.13	Time is of the Essence	16
11.14	Specific Performance.	16
11.15	Assignment.	16
11.16	Preparation of Agreement.	16
11.17	Severability.	16

Exhibits
Exhibit A	Leases
Exhibit B	Wells
Exhibit C	Excluded Wellbores

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PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of August 26, 2026 (the “Execution Date”) between The Pfanenstiel Company, LLC, an Oklahoma limited liability company (“Seller”), and Callan Power LLC, a Nevada limited liability company (“Buyer”). Seller and Buyer shall sometimes be referred to herein together as the “Parties”, and each individually as a “Party”.

RECITALS

WHEREAS, Seller owns certain oil and gas leases located in North Dakota and Montana as more fully described below; and

WHEREAS, Seller desires to sell and Buyer desires to purchase from Seller fifty percent (50%) of Seller’s interest in certain leases and wells as described in the definition of “Assets” set forth in Annex I hereto, other than the Excluded Assets, upon the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual agreements herein contained, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS; INTERPRETATION

1.1 Definitions. Capitalized terms used in this Agreement shall have the meanings given such terms in Annex I. All references in this Agreement to “fifty percent (50%) of Seller’s interest” with respect to any Asset means an undivided interest in the whole of such Asset.

1.2 Interpretation. All references in this Agreement to Exhibits, Appendices, Annexes, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Annexes, Articles, Sections, subsections and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections and other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection or other subdivision unless expressly so limited. The words “this Article,” “this Section” and “this subsection,” and words of similar import, refer only to the Article, Section or subsection hereof in which such words occur. The word “including” (in its various forms) means “including without limitation.” All references to “$” or “dollars” shall be deemed references to United States Dollars. Each accounting term not defined herein will have the meaning given to it under GAAP, as in effect on the Execution Date. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Appendices, Annexes and Exhibits referred to herein are attached to and made a part of this Agreement. Unless expressly stated otherwise, references to any Law or contract shall mean such Law or contract as it may be amended from time to time.

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ARTICLE II

Purchase and Sale

2.1 Purchase and Sale.

1.	Subject to the terms and conditions of this Agreement, Buyer agrees to purchase from Seller, and Seller agrees to sell, assign and deliver to Buyer the Assets for the consideration specified in this Article II.

2.	Seller shall reserve and retain all of the Excluded Assets and fifty percent (50%) of its interest in and to the Leases and the Wells and assign and deliver to Buyer fifty percent (50%) of its interest in the Leases and the Wells.

2.2 Purchase Price. Subject to the other terms and conditions of this Agreement, the purchase price for the Assets shall be the sum of Twelve Million Five Hundred Thousand Dollars ($12,500,000), payable in cash at the Closing (as hereinafter defined), and the Supplemental Payment (as hereinafter defined) (collectively, the “Purchase Price”). Buyer shall deposit at Closing into an escrow account established for its benefit One Million Dollars ($1,000,000) which shall be drawn upon Buyer only to pay its share of drilling and completion costs with respect to the Assets incurred during the period from the Execution Date through the Closing Date including, but not limited to, joint interest bills attributable to Buyer’s purchased interests . Any amounts remaining in such escrow account on the earliest to occur of (i) payment of all Buyer’s share of such drilling and production costs and (ii) the date that is six (6) months after the Closing Date shall be promptly remitted to Seller (the “Supplemental Payment”).

In the event neither Buyer nor Seller exercise their right to terminate this Agreement pursuant to Article X as a result of (i) a Casualty occurrence between the Execution Date and the Closing or (ii) the failure by Seller to deliver good and marketable title to an Asset at Closing, Buyer and Seller shall in good faith negotiate an adjustment to the Purchase Price and if such adjustment is not agreed to on or before the Outside Termination Date, this Agreement shall automatically terminate and from and after such date shall have no force or effect.

2.3 Section 1031 Like-Kind Exchange. Seller and Buyer hereby agree that Seller shall have the right at any time prior to completion of all the transactions that are to occur at Closing to assign all or a portion of its rights under this Agreement to a Qualified Intermediary (as that term is defined in Section 1.1031(k)-1(g)(4)(v) of the Treasury Regulations) in order to accomplish the transaction in a manner that will comply, either in whole or in part, with the requirements of a like-kind exchange pursuant to Section 1031 of the Code. Likewise, Buyer shall have the right at any time prior to completion of all the transactions that are to occur at Closing to assign all or a portion of its rights under this Agreement to a Qualified Intermediary for the same purpose. If Seller assigns all or any of its rights under this Agreement for this purpose, Buyer agrees to (a) consent to Seller’s assignment of its rights in this Agreement, which assignment shall be in a form reasonably acceptable to Buyer, and (b) pay the Purchase Price (or a designated portion thereof as specified by Seller) to the Qualified Intermediary at Closing as directed in writing. If Buyer assigns all or any of its rights under this Agreement for this purpose, Seller agrees to (i) consent to Buyer’s assignment of its rights in this Agreement, which assignment shall be in a form reasonably acceptable to Seller, (ii) accept the Purchase Price from the Qualified Intermediary at Closing, and (iii) at Closing, convey and assign directly to Buyer the Assets (or any portion thereof) as directed by Buyer. Seller and Buyer acknowledge and agree that any assignment of this Agreement (or any rights hereunder) to a Qualified Intermediary shall not release any Party from any of its respective liabilities and obligations hereunder, and that neither Party represents to the other Party that any particular tax treatment will be given to any Party as a result thereof. The Party electing to assign all or any of its rights under this Agreement pursuant to this Section 2.3 shall defend, indemnify, and hold harmless the other Party and its Affiliates from all claims relating to such election.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer as follows:

3.1 Organization, Existence. Seller is a limited liability company duly formed and validly existing under the Laws of the State of Oklahoma. Seller has all requisite power and authority to own and operate its property (including, without limitation, the Assets) and to carry on its business as now conducted. Seller is duly licensed or qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which such qualification is required by Law, except where the failure to qualify or be in good standing would not have a material adverse effect, upon the ability of Seller to consummate the transactions contemplated by this Agreement.

3.2 Authorization. Seller has full power and authority to enter into and perform this Agreement and the transactions contemplated herein. The execution, delivery and performance by Seller of this Agreement has been, and the execution, delivery and performance by Seller of all other documents delivered pursuant to this Agreement will be when delivered, duly and validly authorized and approved by all necessary company action on the part of Seller. Assuming the due authorization, execution and delivery by the other parties to such documents, this Agreement constitutes, and the other documents delivered pursuant to this Agreement to which Seller is a party will constitute when delivered, Seller’s legal, valid and binding obligations, enforceable against Seller in accordance with their respective terms, subject however to the effects of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar Laws relating to or affecting creditors’ rights, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

3.3 No Conflicts. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby does not and will not (a) conflict with or result in a breach of any provisions of the organizational documents or other governing documents of Seller, or (b) violate any Law applicable to Seller or any of the Assets.

3.4 Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by or, to Seller’ Knowledge, threatened in writing against Seller.

3.5 Foreign Person. Seller is not a “disregarded entity” or a “foreign person” within the meaning of Section 1445 of the Code and its implementing Treasury Regulations.

3.6 Litigation. As of the Execution Date, there are no investigations, suits, actions or litigation by any Person by or before any Governmental Authority, and no legal, administrative or arbitration proceedings, pending or, to Seller’s Knowledge, threatened in writing against Seller with respect to its ownership or operation of the Assets. Seller is currently in litigation involving the wellbores on Exhibit C which are included in the Excluded Assets.

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3.7 No Violation of Laws. As of the Execution Date, to Seller’s Knowledge, Seller is not in violation of any applicable Laws with respect to the ownership of the Assets.

3.8 Brokers’ Fees. Seller has incurred no liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which Buyer shall have any responsibility.

3.9 Current Commitments. Schedule 3.9 sets forth, as of the Execution Date, all AFEs for which all of the activities anticipated in such AFEs have not been completed by the Execution Date. Seller may update Schedule 3.9 between the Execution Date and Closing by providing Buyer an updated Schedule 3.9 and a copy of any additional AFEs relating to the Assets.

3.10 No Encumbrances. The Assets are not subject to or burdened by any mortgage, security interest or other lien, except such liens (A) as may constitute a Permitted Encumbrance; (B) as will be released at Closing; or (C) as will be released by payment of drilling and completion costs upon release of funds from the escrow account.

3.11 No Other Representations or Warranties; Disclosed Materials. Except for the representations and warranties contained in this Agreement or the Assignment, neither Seller nor any other Person on Seller’s behalf makes (and Buyer is not relying upon) any other express or implied representation or warranty with respect to Seller (including the value, condition or use of any of the Assets) or the transactions contemplated by this Agreement, and Seller disclaims any other representations or warranties not contained in this Agreement, whether made by Seller, any Affiliate of Seller, or any of their respective officers, directors, managers, employees or agents. Except for the representations and warranties contained in this Agreement, Seller disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement or information made, communicated or furnished (orally or in writing) to Buyer or any of its Affiliates or any of its officers, directors, managers, employees or agents (including any opinion, information, projection or advice that may have been or may be provided to Buyer by any director, officer, employee, agent, consultant or representative of Seller, or any of its Affiliates).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller as follows:

4.1 Organization; Existence. Buyer is a limited liability company duly formed and validly existing under the Laws of the State of Nevada. Buyer has all requisite power and authority to own and operate its property (including, at Closing, the Assets) and to carry on its business as now conducted. By Closing, Buyer will be duly licensed or qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which such qualification is required by Law, except where the failure to qualify or be in good standing would not have a material adverse effect upon the ability of Buyer to consummate the transactions contemplated by this Agreement.

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4.2 Authorization. Buyer has full power and authority to enter into and perform this Agreement to which it is a party and the transactions contemplated herein and therein. The execution, delivery and performance by Buyer of this Agreement has been, and the execution, delivery and performance by Buyer of all other documents delivered pursuant to this Agreement will be when delivered, duly and validly authorized and approved by all necessary corporate action on the part of Buyer. Assuming the due authorization, execution and delivery by the other parties to such documents, this Agreement constitutes, and the other documents delivered pursuant to this Agreement to which Buyer is a party will constitute, Buyer’s legal, valid and binding obligations, enforceable against Buyer in accordance with their respective terms, subject however to the effects of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar Laws relating to or affecting creditors’ rights, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

4.3 No Conflicts. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated herein will not (a) conflict with or result in a breach of any provisions of the organizational or other governing documents of Buyer, or (b) violate any Law applicable to Buyer or any of its property.

4.4 Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by or, to Buyer’s knowledge, threatened in writing against Buyer.

4.5 Litigation. There is no investigation, suit, action or litigation by any Person or by or before any Governmental Authority, and no legal, administrative or arbitration proceedings pending, or to Buyer’s Knowledge, threatened against Buyer, or to which Buyer is a party, that would affect the ability of Buyer to consummate the transactions contemplated by this Agreement.

4.6 Financing. Buyer has access to, and shall have as of the Closing Date, sufficient funds to pay the Purchase Price and otherwise consummate the transactions contemplated by this Agreement.

4.7 Independent Evaluation. Buyer is sophisticated in the evaluation, purchase and ownership of oil and gas properties and related facilities. In making its decision to enter into this Agreement and to consummate the transaction contemplated herein, Buyer (a) has relied or shall rely solely on its own independent investigation and evaluation of the Assets and the advice of its own legal, tax, economic, environmental, engineering, geological and geophysical advisors and the express provisions of this Agreement and not on any comments, statements, projections or other materials made or given by any representatives, consultants or advisors of Seller, and (b) has satisfied or shall satisfy itself through its own due diligence as to the environmental and physical condition of and contractual arrangements and other matters affecting the Assets. Buyer shall have until the Outside Termination Date to complete its evaluation of the Assets and may provide written notice to the Seller prior to the Outside Termination Date if Buyer identifies within the evaluation period that Seller does not have marketable title to a material portion of the Wells and the Leases; provided that Customary Post-Closing Consents and Seller’s litigation relating to the wellbores on Exhibit C shall not constitute failure to have marketable title to any Wells or Leases. Seller shall have the opportunity to cure any such identified title issue(s) within thirty (30) days of being provided such written notice or Seller may terminate this Agreement by providing a written notice of termination. If Seller does not terminate the Agreement and is unable to cure such title issue(s) within such period then Buyer may terminate this Agreement by providing a written notice of termination following such cure period.

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4.8 Brokers’ Fees. Buyer has incurred no liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility.

4.9 Accredited Investor. Buyer is an “accredited investor,” as such term is defined in Regulation D of the Securities Act of 1933, as amended, and will acquire the Assets for its own account and not with a view to a sale or distribution thereof in violation of such Law and the rules and regulations thereunder, any applicable state blue sky Laws or any other applicable securities Laws.

ARTICLE V

ACCESS / CONFIDENTIALITY

5.1 Access. From and after the Execution Date and up to and including the Closing Date (or earlier termination of this Agreement), but subject to the other provisions of this Agreement (including this Section 5.1) and obtaining any required consents of third parties (with respect to which consents Seller shall use its commercially reasonable efforts to obtain), Seller shall afford to Buyer, its Affiliates and its and their officers, employees, agents, accountants, attorneys, investment bankers, consultants and other authorized representatives (collectively, “Buyer’s Representatives”) reasonable access, during normal business hours, to all Records in Seller’s or any of its Affiliates’ possession. Seller shall also make available to Buyer and Buyer’s Representatives, upon reasonable notice during normal business hours, Seller’s personnel knowledgeable with respect to the Assets in order that Buyer may make such diligence investigation as Buyer considers necessary or appropriate. All investigations and due diligence conducted by Buyer or any Buyer’s Representative shall be conducted at Buyer’s sole cost, risk and expense; and any conclusions made from any examination done by Buyer or any Buyer’s Representative shall result from Buyer’s own independent review and judgment.

5.2 Confidentiality. The Parties shall keep the terms of this Agreement and any non-public information or documents obtained in connection with the due diligence permitted hereby confidential and not disclose the terms hereof or thereof to any third party other than each Party’s Affiliates except with the prior written consent of the other Party, which consent shall not be unreasonably withheld. There shall be no public press releases or other public or third party announcements or disclosures by either Party with respect to the Purchase Price, price per net acre, or any other basis or amounts paid under this Agreement. Notwithstanding the foregoing, if required by Laws or judicial or administrative order or process, a Party may disclose the existence or terms of this Agreement and other information and documents required to be held confidential hereunder to the extent, and only to the extent, necessary to comply with such Laws or judicial or administrative order or process. The disclosing Party shall promptly notify the non-disclosing Party of such required disclosure and shall request that confidential treatment be afforded any such disclosed information.

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5.3 Disclaimers.

1.	EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN article III AND IN THE ASSIGNMENT, (I) SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, AND (II) SELLER EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO BUYER OR ANY BUYER’s REPRESENTATIVE (INCLUDING, WITHOUT LIMITATION, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO BUYER BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF SELLER OR ANY OF ITS AFFILIATES).

2.	EXCEPT AS EXPRESSLY SET FORTH IN article III, AND IN THE ASSIGNMENT AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (IV) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (V) THE ability to produce HYDROCARBONS FROM THE ASSETS, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY SELLER OR THIRD PARTIES WITH RESPECT TO THE ASSETS, (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO BUYER OR ANY BUYER’s REPRESENTATIVE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (IX) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN article III, SELLER FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY ASSETS, RIGHTS OF A BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF CONSIDERATION, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT BUYER SHALL BE DEEMED TO BE OBTAINING THE ASSETS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT BUYER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS BUYER DEEMS APPROPRIATE.

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3.	SELLER and Buyer agree that, to the extent required by applicable law to be effective, the disclaimers of certain representations and warranties contained in this Section 5.3 are “conspicuous” disclaimers for the purpose of any applicable Law.

ARTICLE VI

TITLE MATTERS

6.1 Seller’s Title. Except for the special warranty of title in the Assignment, Seller makes no warranty or representation, express, implied, statutory or otherwise with respect to its title to any of the Assets.

ARTICLE VII

CERTAIN AGREEMENTS

7.1 Conduct of Business. Except (x) as expressly contemplated by this Agreement or (y) as expressly consented to in writing by Buyer, Seller agrees that from and after the Execution Date up to Closing:

1.	Seller will give written notice to Buyer as soon as is practicable of any written notice received or given by Seller with respect to any Lease;

2.	Seller will not:

(i) terminate (unless such Lease terminates pursuant to its stated terms) or materially amend the terms of any Lease;

(ii) transfer, sell or dispose of the interest in any Lease that is to be conveyed to Buyer at Closing;1

(iii) commit to do any of the foregoing; or

(iv) fail to conduct its business with respect to the Assets diligently and in accordance with its ordinary course.

7.2 Governmental Bonds. Buyer acknowledges that none of the bonds, letters of credit and guarantees, if any, posted by Seller or its Affiliates with Governmental Authorities and relating to the Assets are transferable to Buyer. At or prior to Closing, Buyer, with the assistance and cooperation of Seller, shall deliver to Seller evidence of the posting of bonds or other security with all applicable Governmental Authorities meeting the requirements of such Governmental Authorities to own its interest the Assets.

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7.3 Notifications. If Buyer develops or possesses information that leads it to believe that Seller may have breached a representation, warranty, covenant or other agreement contained in this Agreement, Buyer shall promptly inform Seller of such potential breach so that Seller may attempt to remedy or cure such breach prior to Closing. The provisions of this Agreement relating to representations, warranties, indemnities and agreements of the Parties shall not be altered or modified by Buyer’s knowledge or Seller’s Knowledge, as applicable, of any event or Buyer’s or Seller’s review of any documents or other matters except as expressly provided herein to the contrary.

7.4 Survival. The representations and warranties of Seller and Buyer shall survive the Closing indefinitely. The obligations of Buyer with respect to the amounts held in the escrow account, and the other agreements and covenants of Buyer and Seller, shall survive the Closing indefinitely.

ARTICLE VIII

CONDITIONS TO CLOSING

8.1 Buyer’s Conditions to Closing. The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to the fulfillment (or waiver by Buyer) on or prior to the Closing of each of the following conditions:

1.	Representations. The representations and warranties of Seller set forth in Article III and the Assignment shall be true and correct in all material respects (other than those representations and warranties of Seller that are qualified by materiality, which shall be true and correct in all respects) as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), except for those breaches, if any, of such representations and warranties that in the aggregate would not have a material adverse effect on the ability of Seller to consummate the transactions contemplated by this Agreement.

2.	Performance. Seller shall have materially performed or complied with all obligations, agreements and covenants contained in this Agreement as to which performance or compliance by Seller is required prior to or at the Closing Date.

3.	No Legal Proceedings. No material suit, action or other proceeding instituted by a third party shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement. No order, award or judgment shall have been issued by any Governmental Authority or arbitrator to restrain, prohibit, enjoin, or declare illegal, or awarding substantial damages in connection with, the transactions contemplated by this Agreement.

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4.	Closing Deliverables. Seller shall have delivered (or be ready, willing and able to deliver at Closing) to Buyer the documents and other items required to be delivered by Seller under Section 9.3.

5.	Financing. Buyer shall have obtained financing in an amount sufficient to fund the Purchase Price and Buyer’s transaction expenses on terms acceptable to Buyer in its sole discretion.

6.	Diligence Satisfaction. Buyer shall be satisfied, in its sole discretion, with the results of its due diligence review of the Assets, including without limitation title, environmental, operational, regulatory, tax, accounting and financial matters.

7.	No Material Adverse Change. Between the Execution Date and Closing, there shall have been no material adverse change in the condition (financial or otherwise), business, operations, prospects or Assets of Seller, or in commodity prices, capital markets, credit markets or general economic conditions.

8.2 Seller’s Conditions to Closing. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment (or waiver by Seller) on or prior to the Closing of each of the following conditions:

1.	Representations. The representations and warranties of Buyer set forth in Article IV shall be true and correct in all material respects (other than those representations and warranties of Buyer that are qualified by materiality, which shall be true and correct in all respects) as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date).

2.	Performance. Buyer shall have materially performed or complied with all obligations, agreements and covenants contained in this Agreement as to which performance or compliance by Buyer is required prior to or at the Closing Date.

3.	No Legal Proceedings. No material suit, action or other proceeding instituted by a third party shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement. No order, award or judgment shall have been issued by any Governmental Authority or arbitrator to restrain, prohibit, enjoin, or declare illegal, or awarding substantial damages in connection with, the transactions contemplated by this Agreement.

4.	Closing Deliverables. Buyer shall have delivered (or be ready, willing and able to deliver at Closing) to Seller the documents and other items required to be delivered by Buyer under Section 9.3.

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ARTICLE IX

CLOSING

9.1 Date of Closing. Subject to the conditions stated in this Agreement, the transfer by Seller and the acceptance by Buyer of the Assets (the “Closing”) shall occur on the date the Parties shall agree but on or before the Outside Termination Date or, if later, five (5) Business Days after Seller’s cure pursuant to Section 4.7, or such other date as Buyer and Seller may agree upon in writing. The date when Closing actually occurs shall be the “Closing Date.”

9.2 Place of Closing. Closing shall be held at such location as Buyer and Seller may agree upon and include electronic transfer of signature pages and documents..

9.3 Closing Obligations. At Closing, the following documents shall be delivered and the following events shall occur, the execution of each document and the occurrence of each event being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

1.	Seller and Buyer shall execute and deliver the Assignment with respect to the Assets, in sufficient counterparts to facilitate recording, if required to evidence Buyer’s interests, in the applicable counties where the Assets are located;

2.	Seller and Buyer shall execute and deliver assignments, on appropriate forms, of state and of federal leases comprising portions of the Assets, if any;

3.	Seller and Buyer shall execute and deliver a settlement statement;

4.	Buyer shall deliver to Seller, to the account(s) designated in the settlement statement, by wire transfer of immediately available funds, the cash portion of the Purchase Price as set forth in Section 2.2.;

5.	Buyer shall have established the escrow account described in Section 2.2 and shall have deposited One Million Dollars ($1,000,000) into such account.

6.	[Intentionally Omitted]

7.	Seller shall deliver on forms acceptable to Seller and Buyer transfer orders or letters in lieu thereof directing all purchasers of production to make payment to Buyer of proceeds attributable to Hydrocarbons production from the Assets from and after the Closing Date, for delivery by Buyer to each purchaser of such Hydrocarbon production;

8.	Seller shall deliver an executed statement described in Treasury Regulation § 1.1445-2(b)(2) certifying that Seller is not a “foreign person” or a “disregarded entity;”

9.	Buyer shall execute and deliver a certificate from an authorized officer of Buyer certifying on behalf of Buyer that the conditions set forth in Section 8.2 and have been fulfilled by Buyer;

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10.	Seller shall execute and deliver a certificate from an authorized officer of Seller certifying on behalf of Seller that the conditions set forth in Section 8.1 have been fulfilled by Seller;

11.	Seller shall deliver a recordable release of any trust, mortgages, financing statements, fixture filings and security agreements made by Seller or its Affiliates affecting the Assets; and

12.	Seller and Buyer shall execute and deliver any other agreements, instruments and documents that are required by other terms of this Agreement to be executed or delivered at Closing.

9.4 Records. In addition to the obligations set forth under Section 9.3 above, as soon as reasonably practicable following Closing but in any event within 10 days following the Closing Date, Seller shall make available to Buyer, during normal business hours at Seller’s offices, such copies of the Records to which Buyer is entitled pursuant to the terms of this Agreement.

ARTICLE X

TERMINATION

10.1 Right of Termination. This Agreement and the transactions contemplated herein may be terminated at any time at or prior to Closing:

1.	by Seller, if any of the conditions set forth in Section 8.2 have not been satisfied by Buyer on or before September 30, 2026 or such other date as the parties hereto may agree in writing (the “Outside Termination Date”);

2.	by Buyer pursuant to Section 4.7, or if any of the conditions set forth in Section 8.1 have not been satisfied by Seller on or before the Outside Termination Date; or

3.	by Buyer, in Buyer’s sole discretion, at any time prior to Closing, if Buyer has not obtained financing sufficient to fund the Purchase Price on terms acceptable to Buyer;

4.	by Buyer, in Buyer’s sole discretion, at any time prior to Closing, if Buyer is not satisfied with the results of its due diligence review of the Assets;

5.	by Buyer, in Buyer’s sole discretion, at any time prior to Closing, if any material adverse change shall have occurred with respect to the Assets, Seller, or in commodity prices, capital markets, credit markets or general economic conditions;

6.	by Buyer, in Buyer’s sole discretion, at any time prior to Closing, if any required regulatory approval, third-party consent, waiver or other approval necessary to consummate the transactions has not been obtained on terms acceptable to Buyer;

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7.	or by Buyer or Seller as provided in Section 4.7; or

8.	by the mutual written agreement of Buyer and Seller;

provided, however, that no Party shall have the right to terminate this Agreement pursuant to clause 1 or 2 above if such Party or its Affiliates are at such time in material breach of any provision of this Agreement.

10.2 Effect of Termination. Notwithstanding anything to the contrary in this Agreement, if this Agreement is terminated pursuant to any provision of Section 10.1, then this Agreement shall forthwith become null and void and of no further force or effect, and no Party (nor any of its Affiliates, officers, directors, managers, members, partners, employees, agents or representatives) shall have any liability or obligation to any other Party under or arising out of this Agreement or the transactions contemplated hereby, whether at law or in equity, in contract, tort or otherwise, except that (a) the provisions of Section 5.2 (Confidentiality), Section 5.3 (Disclaimers), this Section 10.2 (Effect of Termination), Section 10.3 (Return of Documentation), Article XI (Miscellaneous), and the defined terms used in each of the foregoing, shall survive termination, and (b) nothing in this Section 10.2 shall relieve any Party of liability for actual fraud (excluding, for the avoidance of doubt, constructive fraud or fraud based on negligence or recklessness) committed prior to termination. For the avoidance of doubt: (i) neither Party shall be entitled to specific performance, injunctive relief or any other equitable remedy in connection with any termination of this Agreement; (ii) neither Party shall be entitled to consequential, incidental, indirect, special, exemplary or punitive damages, lost profits, diminution in value, or damages calculated as a multiple of earnings or cash flow; (iii) in no event shall Buyer or its Affiliates have any liability of any kind for termination pursuant to Section 10.1(c), (d), (e), (f), (g) or 10.1(h), and Seller irrevocably waives all rights and remedies (whether at law, in equity, by statute or otherwise) that Seller might otherwise have against Buyer or any of its Affiliates in respect of such termination; (iv) Buyer shall not be required to post any bond, deposit or other security in connection with any exercise of its termination rights hereunder; and (v) Seller’s sole and exclusive remedy for any breach by Buyer of its obligations under this Agreement occurring prior to Closing (other than as a result of Buyer’s actual fraud) shall be to terminate this Agreement pursuant to Section 10.1(a), without any further recourse.

10.3 Return of Documentation and Confidentiality. Upon termination of this Agreement, Buyer shall return to Seller all title, engineering, geological and geophysical data, environmental assessments or reports, maps and other information furnished by Seller to Buyer or, if not destroyed by Buyer, prepared by or on behalf of Buyer in connection with its due diligence investigation of the Assets, and an officer of Buyer shall certify same to Seller in writing.

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ARTICLE XI

MISCELLANEOUS

11.1 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party, including by facsimile or electronically, shall be deemed an original signature hereto.

11.2 Notices. All notices and communications required or permitted to be given hereunder shall be sufficient in all respects if given in writing and delivered personally, or sent by bonded overnight courier, or mailed by U.S. Express Mail or by certified or registered United States Mail with all postage fully prepaid, or sent by electronic mail (provided any such electronic mail is confirmed either orally or by written confirmation, and provided further that any notice of any breach or default of this Agreement may not be delivered by electronic mail), addressed to the appropriate Party at the address for such Party shown below or at such other address as such Party shall have theretofore designated by written notice delivered to the Party giving such notice:

If to Seller:

The Pfanenstiel Company, LLC

PO Box 12928

Oklahoma City, Oklahoma 73157

Attention: Paul E. Kloberdanz, Jr.

Email: pauljr@arapahoeresources.com

With a copy to:

McAfee & Taft A Professional Corporation

Eighth Floor, Two Leadership Square

211 N. Robinson Street

Oklahoma City, Oklahoma 73102

Attn: T. Michael Blake

E-mail: mike.blake@mcafeetaft.com

If to Buyer:

Callan JMB, Inc.

244 Flightline Drive

Spring Branch, TX 78070

Attn: Wayne Williams

E-mail: WWilliams@colchain-tech.com_

With a copy to:

Sichenzia Ross Ference Carmel LLP

1185 Avenue of the Americas, 26th Floor

New York, NY 10036

Attn: Ross D. Carmel, Esq.

E-mail. rcarmel@srfc.law

Any notice given in accordance herewith shall be deemed to have been given when 1. delivered to the addressee in person or by courier with written receipt confirmation, 2. sent by electronic mail during normal business hours, or 3. upon actual receipt by the addressee after such notice has either been delivered to an overnight courier or deposited in the United States Mail, as the case may be. The Parties may change the address or electronic mail address to which such communications are to be addressed by giving written notice to the other Parties in the manner provided in this Section 11.2.

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11.3 Expenses. All fees, costs and expenses incurred by the Parties in connection with this Agreement shall be paid by the Party incurring the same, including investment banking, broker, finder, financial advisor, legal and accounting fees, costs and expenses.

11.4 Waivers; Rights Cumulative. Any of the terms, covenants or conditions hereof may be waived only by a written instrument executed by or on behalf of the Party waiving compliance. No course of dealing on the part of any Party or its respective officers, employees, agents or representatives, and no failure by a Party to exercise any of its rights under this Agreement shall, in either case, operate as a waiver thereof or affect in any way the right of such Party at a later time to enforce the performance of such provision. No waiver by any Party of any condition, or any breach of any term or covenant contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term or covenant. The rights of the Parties under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.

11.5 Relationship of the Parties. The rights, duties, obligations and liabilities of the Parties under this Agreement shall be individual, not joint or collective. It is not the intention of the Parties to create, and this Agreement shall not be deemed or construed to create, a mining or other partnership, joint venture or association or a trust. This Agreement shall not be deemed or construed to authorize any Party to act as an agent, servant or employee for any other Party for any purpose whatsoever except as explicitly set forth in this Agreement. In their relations with each other under this Agreement, the Parties shall not be considered fiduciaries.

11.6 Entire Agreement; Conflicts. THIS AGREEMENT, THE EXHIBITS, SCHEDULES AND APPENDICES HERETO COLLECTIVELY CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS AND DISCUSSIONS, WHETHER ORAL OR WRITTEN, OF THE PARTIES PERTAINING TO THE SUBJECT MATTER OF THIS AGREEMENT. THERE ARE NO WARRANTIES, REPRESENTATIONS OR OTHER AGREEMENTS AMONG THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, AND NO PARTY SHALL BE BOUND BY OR LIABLE FOR ANY ALLEGED REPRESENTATION, PROMISE, INDUCEMENT OR STATEMENTS OF INTENTION NOT SO SET FORTH. IN THE EVENT OF A CONFLICT BETWEEN THE TERMS AND PROVISIONS OF THIS AGREEMENT AND THE TERMS AND PROVISIONS OF ANY EXHIBIT HERETO; THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL GOVERN AND CONTROL; PROVIDED, HOWEVER, THAT THE INCLUSION IN ANY OF THE EXHIBITS HERETO OF TERMS AND PROVISIONS NOT ADDRESSED IN THIS AGREEMENT SHALL NOT BE DEEMED A CONFLICT, AND ALL SUCH ADDITIONAL PROVISIONS SHALL BE GIVEN FULL FORCE AND EFFECT.

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11.7 Governing Law. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION. ALL OF THE PARTIES CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS FOR ANY DISPUTE. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE.

11.8 Filings, Notices and Certain Governmental Approvals. Promptly after Closing, Buyer shall (a) record the Assignments and all state/federal assignments executed at Closing in all applicable real property records and/or, if applicable, all state or federal agencies, (b) actively pursue the approval of all applicable Governmental Authorities of the assignment of the Assets to Buyer and (c) actively pursue all other consents and approvals that may be required in connection with the assignment of the Assets to Buyer that shall not have been obtained prior to Closing. Buyer obligates itself to take any and all action required by any Governmental Authority in order to obtain such unconditional approval, including but not limited to, the posting of any and all bonds or other security that may be required in excess of any existing bond.

11.9 Amendment. This Agreement may be amended only by an instrument in writing executed by all of the Parties and expressly identified as an amendment or modification hereof.

11.10 Parties in Interest. Nothing in this Agreement shall entitle any Person other than the Parties to any claim, cause of action, remedy or right of any kind.

11.11 Successors and Permitted Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

11.12 Representations Survival. The representations of the Parties contained in this Agreement, other than those relating to the Purchase Price, shall not survive Closing.

11.13 Time is of the Essence Time is of the essence with respect to each of the Parties’ respective obligations and rights in this Agreement, including, without limitation, the delivery of any notice that is required or may be given pursuant to this Agreement, the consummation of the sale of the Assets by the Closing Date (or by the delayed Closing Date, as applicable) and the obligations of Buyer relating to the Purchase Price. However, if the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) is the next day which is a Business Day.

11.14 Specific Performance. Without limitation of any other provision in this Agreement, each Party acknowledges that an award of damages for failure to comply with this Agreement would not be an adequate remedy for the Party attempting to enforce this Agreement, and accordingly the parties expressly authorize any such Party to bring an action against any other party to compel specific performance of its obligations to comply with such provisions without the necessity of posting bond or other security in connection therewith. The remedy of specific performance shall be the sole remedy of each of Buyer and Seller hereunder.

11.15 Assignment. No Party may assign all or any part of this Agreement, nor may any Party assign or delegate any of its rights or duties hereunder, without the prior written consent of the other Party. This Agreement is binding upon and inures to the benefit of the Parties and their respective successors and permitted assigns.

11.16 Preparation of Agreement. Both Seller and Buyer and their respective counsel participated in the preparation of this Agreement. In the event of any ambiguity in this Agreement, no presumption shall arise based on the identity of the draftsman of this Agreement.

11.17 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives on and as of the Execution Date.

The Pfanenstiel Company, LLC

By:
Name:
Title:

Callan Power LLC

By:
Name:
Title:

SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT

Annex I

Definitions

“Affiliate” means, with respect to any Party, a Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with, such Party.

“AFE” means an authorization for expenditure.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Assets” means Seller’s right, title and interest in and to the following from and after the Effective Time: (a) fifty percent (50%) of Seller’s interest in the oil and gas leases described on Exhibit A (the “Leases”); (b) fifty percent (50%) of Seller’s interest in the oil, gas, casinghead gas, coal bed methane, condensate and other gaseous and liquid hydrocarbons or any combination thereof, sulphur extracted from hydrocarbons and all other lease substances (“Hydrocarbons”) under the Leases and that may be produced and saved under or otherwise be allocated or attributed to the Leases; (c) fifty percent (50%) of Seller’s interest in the oil, gas, water or injection wells located on Leases or Units, whether producing, shut-in or temporarily abandoned, including those described on Exhibit B (the “Wells”) and including fifty percent (50%) of Seller’s interest in the personal property, equipment, fixtures and improvements used in connection therewith; (d) fifty percent (50%) of Seller’s interest in the unitization, pooling and communitization agreements, declarations, orders and the units created thereby relating to the properties and interests described in clauses (a) through (c) or to the production, gathering, treatment, processing, storage, sale, disposal and other handling of Hydrocarbons, if any, attributable to said properties and interests; (e) fifty percent (50%) of Seller’s interest in all equipment, machinery, fixtures and other tangible personal property and improvements located on or used or held for use in connection with the operation of the interests described in clauses (a) through (d) or the production, gathering, treatment, processing, storage, sale, disposal, and other handling of Hydrocarbons attributable thereto, including any wells, tanks, boilers, buildings, fixtures, injection facilities, saltwater disposal facilities, compression facilities, pumping units and engines, platforms, flow lines, pipelines, gathering systems, gas and oil treating facilities, machinery, power lines, telephone and telegraph lines, roads, and other appurtenances, improvements and facilities (all of the foregoing, collectively, the “Equipment”); (f) fifty percent (50%) of Seller’s interest in all surface leases, permits, rights-of-way, licenses, easements and other surface rights agreements used in connection with the production, gathering, treatment, processing, storage, sale, disposal and other handling of Hydrocarbons or produced water from the interests described in clauses (a) through (e) (collectively, the “Surface Contracts”); (g) fifty percent (50%) of Seller’s interest in all existing contracts and effective sales, purchase contracts, operating agreements, exploration agreements, development agreements, balancing agreements, farmout agreements, service agreements, transportation, processing, treatment or gathering agreements, equipment leases and other contracts, agreements and instruments, insofar as they directly relate to the properties and interests described in clauses (a) through (f) (collectively, the “Contracts”); and (h) copies of all the files, records and data relating to the items described in clauses (a) through (g) above, which records shall include, without limitation: lease records, well records, division order records, well files, title records (including abstracts of title, title opinions and memoranda, and title curative documents), (collectively, the “Records”).

ANNEX I

“Assignment” means the Assignment from Seller to Buyer, pertaining to the Assets, satisfactory in form to the parties hereto.

“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks in Oklahoma are generally open for business.

“Buyer” has the meaning set forth in the preamble to this Agreement.

“Buyer’s Representatives” has the meaning set forth in Section 5.1(a)

“Casualty” means a lightning, earthquake, wind, storm, flood or drought, or other act of God, or fire, explosion, condemnation, or exercise of any right of eminent domain resulting in material damage to or loss of an Asset with a value to Buyer’s interest of at least [$200,000]. A Casualty does not include depletion due to normal production and depreciation, failure of equipment or casing, or loss of ability to profitably market hydrocarbons.

“Closing” has the meaning set forth in Section 9.1.

“Closing Date” has the meaning set forth in Section 9.1.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contract” has the meaning set forth in the definition of “Assets” above.

“Control” and its derivatives mean, with respect to any Person, the possession, directly or indirectly, of the power to exercise or determine the voting of more than 50% of the voting rights in a corporation, and, in the case of any other type of entity, the right to exercise or determine the voting of more than 50% of the equity interests having voting rights, or otherwise to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Customary Post-Closing Consents” means those consents and approvals from Governmental Authorities for the assignment of the Assets to the Buyer that are customarily obtained after the assignment of properties similar to the Assets.

“Effective Time” means the time immediately after the Closing has been consummated.

“Encumbrance” means a mortgage, lien, security interest, pledge, charge or other encumbrance, and “Encumber” and other similar derivatives shall be construed accordingly.

“Equipment” has the meaning set forth in the definition of “Assets” above.

“Excluded Assets” means: (i) those wellbores described on Exhibit C together with all associated leasehold and related interests attributable thereto; (ii) all trade credits, all accounts, receivables and all other proceeds, income or revenues attributable to the Assets prior to the Effective Time; (ii) all Hydrocarbons produced and sold from the Assets with respect to all periods prior to the Effective Time; (iv) all audit rights with respect to any period prior to the Effective Time; and (v) all other assets of Seller not specifically included in the definition of Assets.

ANNEX I

“Execution Date” has the meaning set forth in the preamble to this Agreement.

“Governmental Authority” means any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitle to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

“Hydrocarbons” has the meaning set forth in the definition of “Assets” above.

“Knowledge” means with respect to Seller, the actual knowledge of Paul E. Kloberdanz, Jr. and with respect to Buyer, the actual knowledge of Wayne Williams.

“Laws” means any constitution, decree, resolution, law, statute, act, ordinance, rule, directive, order, treaty, code or regulation and any injunction or final non-appealable judgment or any interpretation of the foregoing, as enacted, issued or promulgated by any Governmental Authority.

“Leases” has the meaning set forth in the definition of “Assets” above.

“Outside Termination Date” has the meaning set forth in Section 10.1(a).

“Party” and “Parties” have the meanings set forth in the preamble to this Agreement.

“Permitted Encumbrances” means:

(a) lessor’s royalties, non-participating royalties, overriding royalties, reversionary interests and similar burdens upon, measured by or payable out of production;

(b) liens for Taxes or assessments not yet due or delinquent;

(c) Customary Post-Closing Consents;

(d) all applicable Laws, and rights reserved to or vested in any Governmental Authority (i) to control or regulate any Asset in any manner; (ii) by the terms of any right, power, franchise, grant, license or permit, or by any provision of Law, to terminate such right, power, franchise grant, license or permit or to purchase, condemn, expropriate or recapture or to designate a buyer of any of the Assets; (iii) to use such property in a manner which does not materially impair the use of such property for the purposes for which it is currently owned and operated and (iv) to enforce any obligations or duties affecting the Assets to any Governmental Authority, with respect to any franchise, grant, license or permit;

(e) rights of a common owner of any interest in rights-of-way or easements currently held by Seller and such common owner as tenants in common or through common ownership to the extent that the same does not materially impair the use or operation of the Assets as currently used and operated;

ANNEX I

(f) easements, conditions, covenants, restrictions, servitudes, permits, rights-of-way, surface leases and other rights in the Assets for the purpose of surface operations, roads, alleys, highways, railways, pipelines, transmission lines, transportation lines, distribution lines, power lines, telephone lines and removal of timber, grazing, logging operations, canals, ditches, reservoirs and other like purposes, or for the joint or common use of real estate, rights-of-way, facilities and equipment, (in each case) that do not materially impair the use, ownership or operation of the Assets (as currently owned and operated);

(g) zoning and planning ordinances and municipal regulations;

(h) vendors, carriers, warehousemen’s, repairmen’s, mechanics, workmen’s, materialmen’s, construction or other like Encumbrances arising by operation of Law in the ordinary course of business or incident to the construction or improvement of any property in respect of obligations that are not yet due;

(i) Encumbrances created under Leases and/or joint operating agreements applicable to the Assets or by operation of Law in respect of obligations that are not yet due;

(j) any Encumbrance affecting the Assets which is discharged by Seller at or prior to Closing; and

(k) the Leases and all other Encumbrances, joint operating agreements applicable to the Assets, agreements, instruments, obligations, defects and irregularities affecting the Assets that (in each case) do not materially impair the use, ownership or operation of the Assets (as currently owned and operated).

“Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Authority or any other entity.

“Purchase Price” has the meaning set forth in Section 2.2.

“Records” has the meaning set forth in the definition of “Assets” above.

“Seller” has the meaning set forth in the preamble to this Agreement.

“Supplemental Payment” has the meaning set forth in Section 2.2.

“Surface Contracts” has the meaning set forth in the definition of “Assets” above.

“Taxes” shall mean any and all federal, state, local, foreign and other taxes or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, profit share, license, lease, service, service use, value added, withholding, payroll, employment, excise, estimated severance, stamp, occupation, premium, property, windfall profit or other taxes of any kind whatsoever, together with any interests, penalties, additions to tax, fines or other additional amounts imposed thereon or related thereto, and the term “Tax” means any one of the foregoing Taxes.

“Treasury Regulations” means the regulations promulgated by the United States Department of the Treasury pursuant to and in respect of provisions of the Internal Revenue Code. All references herein to sections of the Treasury Regulations shall include any corresponding provision or provisions of succeeding, similar, substitute, proposed or final Treasury Regulations.

“Well” has the meaning set forth in the definition of “Assets” above.

ANNEX I

EXHIBIT A

Leases

SCHEDULE OF LEASES (GROSS ACRES)

Lessor	Lessee	County	St.	Sec-Twp-Rng	Legal Description	Gross Acres	Date of Lease
Robert F. Volesky & Ottilia Volesky, as Trustees of the Robert F. Volesky Family Mineral Trust (EMPIRE ASSIGNMENT)	ARAPAHOE	BILLINGS	ND	14-141N-98W	E/2 E/2, less 2.00 AC more fully described in Book 24, Page 179, Part of W/2 SE/4 more fully described in Book 33, Page 483	169.00	10/22/2009
Robert F. Volesky & Ottilia Volesky, as Trustees of the Robert F. Volesky Family Mineral Trust (EMPIRE ASSIGNMENT)	ARAPAHOE	BILLINGS	ND	22-141N-98W	E/2	320.00	10/22/2009
Robert F. Volesky & Ottilia Volesky, as Trustees of the Robert F. Volesky Family Mineral Trust (EMPIRE ASSIGNMENT)	ARAPAHOE	BILLINGS	ND	23-141N-98W	ALL	640.00	10/22/2009
Robert F. Volesky & Ottilia Volesky, as Trustees of the Robert F. Volesky Family Mineral Trust (EMPIRE ASSIGNMENT)	ARAPAHOE	BILLINGS	ND	26-141N-98W	N/2	320.00	10/22/2009
Anne Hardy Fowler Estate	ARAPAHOE	BILLINGS	ND	27-142N-98W	NE/4	160.00	09/09/2010
ARPAHOE RESOURCES, LLC	PFANENSTIEL	BILLINGS	ND	27-142N-98W	NE/4	160.00	11/23/2012
Sally Ingerton Grantor Trust	ARAPAHOE	BILLINGS	ND	27-142N-98W	NE/4	160.00	09/09/2010
Susan Landers Grantor Trust	ARAPAHOE	BILLINGS	ND	27-142N-98W	NE/4	160.00	09/09/2010
AGRIBANK, FCB	ARAPAHOE	BILLINGS	ND	8-143N-98W	NW/4	160.00	12/06/2010
MAP2006-OK	ARAPAHOE	BURKE	ND	14-161N-90W	W/2 SW/4	80.00	03/09/2010
MAP2006-OK	ARAPAHOE	BURKE	ND	32-161N-90W	E/2 SE/4	80.00	08/05/2010
Youngblood, Ltd.	ARAPAHOE	BURKE	ND	32-161N-90W	E/2 SE/4	80.00	12/28/2011
MAP2006-OK	ARAPAHOE	BURKE	ND	33-161N-90W	W/2 SW/4	80.00	08/05/2010
MAP2006-OK	ARAPAHOE	BURKE	ND	13-162N-90W	SE/4, THIS LEASE ALSO ASSIGNS, TRANSFERS, SELLS AND CONVEYS UNTO LESSEE THE PERSONAL PROPERTY AND FIXTURES THEREON, APPURTENANT THERETO, OR USED OR OBTAINED IN CONNECTION THEREWITH, INCLUDING BUT NOT LIMITED TO THE HILBERT 1 WELLBORE AND APPURTENANCES.	160.00	03/01/2011
HILBERT WI AQUIRED FROM MAP & YB	PFANENSTIEL	BURKE	ND	13-162N-90W	SE/4	160.00
DYER B. McCABE, PROFESSIONAL LANDMAN, LLC	ARAPAHOE	BURKE	ND	22-162N-90W	SE/4	0.00	04/25/2012
HAL ROSS, A SINGLE PERSON	DYER B. McCABE, PROFESSIONAL LANDMAN, LLC	BURKE	ND	22-162N-90W	SE/4	160.00	04/12/2012
MAP2006-OK	ARAPAHOE	BURKE	ND	6-160N-91W	S/2 NW/4 & W/2 SW/4	141.64	08/05/2010
YOUNGBLOOD, LTD.	ARAPAHOE	BURKE	ND	6-160N-91W	S/2 NW/4 & W/2 SW/4	141.64	09/28/2011
MAP2006-OK	ARAPAHOE	BURKE	ND	23-161N-91W	S/2	320.00	08/10/2010
Youngblood, Ltd.	ARAPAHOE	BURKE	ND	23-161N-91W	S/2	320.00	07/10/2008
MAP2006-OK	ARAPAHOE	BURKE	ND	11-160N-92W	NE/4	160.00	08/05/2010

A-1

Lessor	Lessee	County	St.	Sec-Twp-Rng	Legal Description	Gross Acres	Date of Lease
YOUNGBLOOD, LTD.	ARAPAHOE	BURKE	ND	11-160N-92W	NE/4	160.00	09/28/2011
KIRBY MINERALS	ARAPAHOE	BURKE	ND	19-159N-94W	N/2 NE/4 & NE/4 NW/4	120.00	10/20/2011
ARAPAHOE	PFANENSTIEL	BURKE	ND	7-160N-94W	LOTS 3 & 4, SE/4 & E/2 SW/4	305.68	01/18/2012
ARAPAHOE	PFANENSTIEL	BURKE	ND	18-160N-94W	NW/4	145.92	01/18/2012
PFANENSTIEL	PFANENSTIEL	BURKE	ND	6-160N-91W	S/2 NW/4 & W/2 SW/4	141.64	09/01/2025
PFANENSTIEL	PFANENSTIEL	BURKE	ND	11-160N-92W	NE/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	BURKE	ND	14-161N-90W	W/2 SW/4	80.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	BURKE	ND	33-161N-90W	W/2 SW/4	80.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	BURKE	ND	23-161N-91W	S/2	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	BURKE	ND	15-161N-90W	E/2 SE/4	80.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	BURKE	ND	32-161N-90W	E/2 SE/4	80.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	BURKE	ND	13-162N-90W	SE	160.00	09/01/2025
ARAPAHOE	PFANENSTIEL	DIVIDE	ND	23-160N-100W	E/2 NW/4, S/2 NE/4, S/2 SW/4 & SE/4	400.00	05/11/2012
LoLisa Horton Rev. Living Trust	ARAPAHOE	DIVIDE	ND	23-160N-100W	E/2 NW/4 & S/2 NE/4 & S/2 SW/4 & SE/4	400.00	01/31/2011
Sally Ingerton Grantor Trust	ARAPAHOE	DIVIDE	ND	23-160N-100W	E/2 NW/4 & S/2 NE/4 & S/2 SW/4 & SE?4	400.00	01/31/2011
Susan Landers Grantor Trust	ARAPAHOE	DIVIDE	ND	23-160N-100W	E/2 NW/4 & S/2 NE/4 & S/2 SW/4 & SE?4	400.00	06/23/2014
ARAPAHOE	PFANENSTIEL	DIVIDE	ND	27-160N-100W	NE/4	160.00	01/18/2012
LoLisa Horton Rev. Living Trust	ARAPAHOE	DIVIDE	ND	27-160N-100W	NE/4	160.00	02/12/2013
Sally Ingerton Grantor Trust	ARAPAHOE	DIVIDE	ND	27-160N-100W	NE/4	160.00	02/12/2013
Susan Landers Grantor Trust	ARAPAHOE	DIVIDE	ND	27-160N-100W	NE/4	160.00	02/12/2013
ANB, Trustee of the Susan Landers grantor Trust, the Sally Ingerton Grantor Trust, & the Lolisa Horton Revocable Living Trust.	ARAPAHOE	DIVIDE	ND	13-161N-100W	SE/4	160.00	10/29/2013
ARAPAHOE	PFANENSTIEL	DIVIDE	ND	13-161N-100W	SE/4	160.00	05/11/2012
MAP2006-OK	ARAPAHOE	DIVIDE	ND	24-161N-100W	W/2	320.00	10/04/2013
YOUNGBLOOD, LTD.	ARAPAHOE	DIVIDE	ND	24-161N-100W	W/2	320.00	10/08/2013
RYAN OIL COMPANY	IRISH O&G, INC.	DIVIDE	ND	20-161N-100W	E/2	320.00	04/24/2014
RYAN OIL COMPANY	OPTERYX MINERAL MANAGEMENT, LP	DIVIDE	ND	21-161N-100W	NW/4	160.00	07/02/2014
DERBY ENERGY, LLC	IRISH O&G, INC.	DIVIDE	ND	26-161N-100W	W/2 NE/4, E/2 NW/4	160.00	05/07/2013
DEBORAH A. VACEK, AKA DEBERAH A. VACEK	IRISH O&G, INC.	DIVIDE	ND	27-161N-100W	E/2 SE/4	80.00	05/02/2014
JOSEPH G. HAUB	IRISH O&G, INC.	DIVIDE	ND	27-161N-100W	E/2 SE/4	80.00	05/02/2014
MARY K. LOVEJOY	IRISH O&G, INC.	DIVIDE	ND	27-161N-100W	E/2 SE/4	80.00	05/02/2014
PATRICK J. HAUB	IRISH O&G, INC.	DIVIDE	ND	27-161N-100W	E/2 SE/4	80.00	05/02/2014
SARAH J. MARSHALL	IRISH O&G, INC.	DIVIDE	ND	27-161N-100W	E/2 SE/4	80.00	05/02/2014
WILLIAM J. HAUB	IRISH O&G, INC.	DIVIDE	ND	27-161N-100W	E/2 SE/4	80.00	05/02/2014
PFANENSTIEL	PFANENSTIEL	DIVIDE	ND	24-161N-100W	W/2	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DIVIDE	ND	24-161N-101W	S/2	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DIVIDE	ND	27-161N-101W	SW/4	160.00	09/01/2025

A-2

Lessor	Lessee	County	St.	Sec-Twp-Rng	Legal Description	Gross Acres	Date of Lease
PFANENSTIEL	PFANENSTIEL	DIVIDE	ND	18-163N-99W	NE/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DIVIDE	ND	11-163N-100W	NE/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DIVIDE	ND	12-163N-100W	SE/4	160.00	09/01/2025
ELIZABETH G. SORENSEN	ELLIOTWEST, INC.	DIVIDE	ND	33-160N-101W	SW/4	160.00	03/14/2013
ILA METCALF	ELLIOTWEST, INC.	DIVIDE	ND	33-160N-101W	SW/4	160.00	03/14/2013
MARLYS HOFF	ELLIOTWEST, INC.	DIVIDE	ND	33-160N-101W	SW/4	160.00	03/14/2013
Oscar Quarne Mineral Trust created this 30th day of December, 2013, by Greg Quarne, Trustee	Evolution Energy, LLC	DIVIDE	ND	35-160N-101W	E/2 E/2	160.00	07/25/2014
MAP2006-OK	ARAPAHOE	DIVIDE	ND	24-161N-101W	S/2	320.00	05/13/2013
YOUNGBLOOD, LTD.	ARAPAHOE	DIVIDE	ND	24-161N-101W	SE/4	160.00	07/09/2013
YOUNGBLOOD, LTD.	ARAPAHOE	DIVIDE	ND	24-161N-101W	SW/4, less a 2.00 acre tract more particularly described in book 29, page 195: Containing 158 acres more or less.	158.00	07/09/2013
MAP 2006-OK	ARAPAHOE	DIVIDE	ND	27-161N-101W	SW/4	160.00	07/10/2013
YOUNGBLOOD, LTD.	ARAPAHOE	DIVIDE	ND	27-161N-101W	SW/4	160.00	07/09/2013
ALYCE M. MAZUR	INTEGRITY RESOURCS, LLC	DIVIDE	ND	31-162N-101W	S/2 NE/4, SE/4	240.00	10/07/2013
ANN T. MEZACK	INTEGRITY RESOURCS, LLC	DIVIDE	ND	31-162N-101W	S/2 NE/4, SE/4	240.00	10/07/2013
DAVID ARNSON & JANICE B. ARNSON, HUSBAND AND WIFE	INTEGRITY RESOURCS, LLC	DIVIDE	ND	31-162N-101W	S/2 NE/4, SE/4	240.00	10/07/2013
EDWARD C. GRIM	INTEGRITY RESOURCS, LLC	DIVIDE	ND	31-162N-101W	S/2 NE/4, SE/4	240.00	10/07/2013
FRANK A. GRIM	INTEGRITY RESOURCS, LLC	DIVIDE	ND	31-162N-101W	S/2 NE/4, SE/4	240.00	10/07/2013
GERALD W. GRIM	INTEGRITY RESOURCS, LLC	DIVIDE	ND	31-162N-101W	S/2 NE/4, SE/4	240.00	10/07/2013
ROBERT E. GRIM	INTEGRITY RESOURCS, LLC	DIVIDE	ND	31-162N-101W	S/2 NE/4, SE/4	240.00	10/07/2013
SCOTT GRIM	INTEGRITY RESOURCS, LLC	DIVIDE	ND	31-162N-101W	S/2 NE/4, SE/4	240.00	10/07/2013
ARAPAHOE	PFANENSTIEL	DIVIDE	ND	14-160N-97W	NW/4	160.00	01/18/2012
LoLisa Horton Rev. Living Trust	ARAPAHOE	DIVIDE	ND	14-160N-97W	NW/4	160.00	12/30/2011

A-3

Lessor	Lessee	County	St.	Sec-Twp-Rng	Legal Description	Gross Acres	Date of Lease
Sally Ingerton Grantor Trust	ARAPAHOE	DIVIDE	ND	14-160N-97W	NW/4	160.00	12/30/2011
Susan Landers Grantor Trust	ARAPAHOE	DIVIDE	ND	14-160N-97W	NW/4	160.00	12/30/2011
Ann Fowler Grantor Trust	ARAPAHOE	DIVIDE	ND	24-162N-98W	SW/4	160.00	04/28/2010
ARAPAHOE RESOURCES	PFANENSTIEL	DIVIDE	ND	24-162N-98W	SW/4	160.00	10/13/2011
Sally Ingerton Grantor Trust	ARAPAHOE	DIVIDE	ND	24-162N-98W	SW/4	160.00	04/28/2010
Susan Landers Grantor Trust	ARAPAHOE	DIVIDE	ND	24-162N-98W	SW/4	160.00	04/28/2010
PINE PETROLEUM, INC.	ARAPAHOE	DIVIDE	ND	31-160N-99W	N/2 SE/4	80.00	05/12/2015
PINE PETROLEUM, INC.	ARAPAHOE	DIVIDE	ND	33-160N-99W	SW/4	160.00	05/12/2015
Ann Fowler Grantor Trust	ARAPAHOE	DIVIDE	ND	6-161N-99W	SE/4 SW/4, Lot 3,4&5	158.23	7/30/2013
ARAPAHOE	PFANENSTIEL	DIVIDE	ND	6-161N-99W	SE/4 NW/4 , LOTS 3, 4, & 5	158.23	05/11/2012
Sally Ingerton Grantor Trust	ARAPAHOE	DIVIDE	ND	6-161N-99W	SE/4 SW/4, Lot 3,4&5	158.23	7/30/2013
Susan Landers Grantor Trust	ARAPAHOE	DIVIDE	ND	6-161N-99W	SE/4 SW/4, Lot 3,4&5	158.23	7/30/2013
Ann Fowler Grantor Trust	ARAPAHOE	DIVIDE	ND	13-161N-99W	NW/4	160.00	07/30/2013
ARAPAHOE	PFANENSTIEL	DIVIDE	ND	13-161N-99W	NW/4	160.00	05/11/2012
Sally Ingerton Grantor Trust	ARAPAHOE	DIVIDE	ND	13-161N-99W	NW/4	160.00	07/30/2013
Susan Landers Grantor Trust	ARAPAHOE	DIVIDE	ND	13-161N-99W	NW/4	160.00	07/30/2013
Ann Fowler Grantor Trust	ARAPAHOE	DIVIDE	ND	18-161N-99W	N/2 NW/4 & W/2 NE/4 & SW/4 NW/4 & Lots 2&3	318.83	07/30/2013
ARAPAHOE	PFANENSTIEL	DIVIDE	ND	18-161N-99W	N/2 NW/4, W/2 NE/4, SE/4 NW/4, NE/4 SW/4 & LOT 2 & 3	318.83	05/11/2012
Sally Ingerton Grantor Trust	ARAPAHOE	DIVIDE	ND	18-161N-99W	N/2 NW/4 & W/2 NE/4 & SW/4 NW/4 & Lots 2&3	318.83	07/30/2013
Susan Landers Grantor Trust	ARAPAHOE	DIVIDE	ND	18-161N-99W	N/2 NW/4 & W/2 NE/4 & SW/4 NW/4 & Lots 2&3	318.83	07/30/2013
A.V.M. INC	ARAPAHOE	DIVIDE	ND	29-161N-99W	N/2, N/2 SE/4	400.00	05/07/2013
ROBERT POST JOHNSON	ARAPAHOE	DIVIDE	ND	29-161N-99W	N/2, N/2 SE/4	400.00	05/07/2013
TURMOIL, INC.	ARAPAHOE	DIVIDE	ND	29-161N-99W	N/2, N/2 SE/4	400.00	05/07/2013
MAP2006-OK	ARAPAHOE	DIVIDE	ND	18-163N-99W	NE/4	160.00	02/02/2010
AGRIBANK, FCB	G.G.ROSE	DIVIDE	ND	7-160N-97W	SE/4	160.00	04/11/2012
PFANENSTIEL	PFANENSTIEL	DUNN	ND	13-141N-96W	W/2 NW/4 & NE/4 NW/4	120.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DUNN	ND	12-141N-96W	W/2	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DUNN	ND	22-142N-95W	E/2 & NW/4	480.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DUNN	ND	3-143N-96W	NW/4 & SE/4	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DUNN	ND	4-143N-96W	SE/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DUNN	ND	9-143N-96W	NE/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DUNN	ND	22-145N-93W	SE/4	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DUNN	ND	27-145N-93W	That Part of N/2 NE/4 North of r-o-w of Northern Pacific Railway	55.26	09/01/2025
PFANENSTIEL	PFANENSTIEL	DUNN	ND	4-145N-97W	S/2SE/4&SW/4	240.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DUNN	ND	9-145N-97W	S/2	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DUNN	ND	5-145N-97W	N/2	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	DUNN	ND	18-146N-92W	S/2	315.13	09/01/2025
MAP2006-OK	ARAPAHOE	DUNN	ND	18-146N-92W	S/2	315.13	09/10/2010
Youngblood, Ltd.	ARAPAHOE	DUNN	ND	18-146N-92W	S/2	315.13	12/28/2010
LEANNE A. MILLER	ARAPAHOE	DUNN	ND	27-147N-92W	E/2	320.00	03/05/2012
MARILYN J. EKSTROM	ARAPAHOE	DUNN	ND	27-147N-92W	E/2	320.00	03/05/2012
MAP2006-OK	ARAPAHOE	DUNN	ND	22-145N-93W	SW/4 NW/4 & S/2	360.00	09/10/2010
Youngblood, Ltd.	ARAPAHOE	DUNN	ND	22-145N-93W	SE/4	160.00	12/28/2010
MAP2006-OK	ARAPAHOE	DUNN	ND	27-145N-93W	That Part of N/2 NE/4 North of r-o-w of Northern Pacific Railway	55.26	09/10/2010
Youngblood, Ltd.	ARAPAHOE	DUNN	ND	27-145N-93W	That Part of N/2 NE/4 North of r-o-w of Northern Pacific Railway	55.26	12/28/2010
AGRIBANK, FCB	G.G.ROSE	DUNN	ND	6-143N-94W	LOT 2, S/2 NE/4, NW/4 SE/4	160.00	11/10/2010
AGRIBANK, FCB	G.G.ROSE	DUNN	ND	8-143N-94W	W/2	320.00	11/10/2010
AGRIBANK, FCB	G.G.ROSE	DUNN	ND	17-143N-94W	NE/4	160.00	11/10/2010
AGRIBANK, FCB	G.G.ROSE	DUNN	ND	34-144N-94W	NE/4	160.00	11/10/2010

A-4

Lessor	Lessee	County	St.	Sec-Twp-Rng	Legal Description	Gross Acres	Date of Lease
MAP2006-OK	ARAPAHOE	DUNN	ND	22-142N-95W	E/2 & NW/4	480.00	03/24/2010
Youngblood, Ltd.	ARAPAHOE	DUNN	ND	22-142N-95W	E/2 & NW/4	480.00	12/01/2010
MAP2006-OK	ARAPAHOE	DUNN	ND	12-141N-96W	W/2	320.00	03/24/2010
Youngblood, Ltd.	ARAPAHOE	DUNN	ND	12-141N-96W	W/2	320.00	06/20/2011
MAP2006-OK	ARAPAHOE	DUNN	ND	13-141N-96W	W/2 NW/4 & NE/4 NW/4	120.00	03/24/2010
Youngblood, Ltd.	ARAPAHOE	DUNN	ND	13-141N-96W	W/2 NW/4 & NE/4 NW/4	120.00	06/20/2011
STATE OF NORTH DAKOTA	KASMER & AAFEDT OIL, INC.	DUNN	ND	19-143N-94W	NE/4 LESS 11.11 AC IN THE SE/4NE/4	148.89	05/04/2011
STATE OF NORTH DAKOTA	KASMER & AAFEDT OIL, INC.	DUNN	ND	19-143N-94W	E/2NW/4, LOTS 1,2	160.00	05/04/2011
STATE OF NORTH DAKOTA	KASMER & AAFEDT OIL, INC.	DUNN	ND	19-143N-94W	SE/4 LESS EAST 88.89 AC	71.11	05/04/2011
STATE OF NORTH DAKOTA	KASMER & AAFEDT OIL, INC.	DUNN	ND	19-143N-94W	E/2SW/4, LOTS 3&4, LESS 1.7 AC IN SW CORNER	158.30	05/04/2011
STATE OF NORTH DAKOTA	KASMER & AAFEDT OIL, INC.	DUNN	ND	32-142N-95W	N/2NE/4,SW/4NE/4	120.00	05/04/2011
STATE OF NORTH DAKOTA	KASMER & AAFEDT OIL, INC.	DUNN	ND	32-142N-95W	NW/4SE/4	40.00	05/04/2011
Darwin H. Muller Trust #1	ARAPAHOE	DUNN	ND	18-143N-94W	NE/4	160.00	01/23/2012
MAP2006-OK	ARAPAHOE	DUNN	ND	4-145N-97W	S/2SE/4&SW/4	240.00	06/02/2011
Youngblood, Ltd.	ARAPAHOE	DUNN	ND	4-145N-97W	S/2SE/4&SW/4	240.00	01/29/2008
MAP2006-OK	ARAPAHOE	DUNN	ND	9-145N-97W	S/2	320.00	04/14/2011
Youngblood, Ltd.	ARAPAHOE	DUNN	ND	9-145N-97W	S/2	320.00	01/29/2008
Youngblood, Ltd.	ARAPAHOE	DUNN	ND	5-145N-97W	N/2	320.00	06/20/2011
MAP2006-OK	ARAPAHOE	DUNN	ND	5-145N-97W	N/2	320.00	03/03/2010
MAP2006-OK	ARAPAHOE	DUNN	ND	3-143N-96W	NW/4 & SE/4	320.00	03/24/2010
MAP2006-OK	ARAPAHOE	DUNN	ND	4-143N-96W	SE/4	160.00	03/24/2010
MAP2006-OK	ARAPAHOE	DUNN	ND	9-143N-96W	NE/4	160.00	03/24/2010
PFANENSTIEL	PFANENSTIEL	MCKENZIE	ND	10-146N-98W	SE/4 & NW/4	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MCKENZIE	ND	11-146N-98W	SW/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MCKENZIE	ND	14-146N-98W	N/2	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MCKENZIE	ND	14-146N-98W	S/2	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MCKENZIE	ND	7-149N-97W	LOTS 3 & 4 & SE/4 & E/2 SW/4	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MCKENZIE	ND	24-149N-98W	NW/4 NE/4 & S/2 NW/4 & NE/4 NW/4 & SW/4	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MCKENZIE	ND	1-146N-99W	LOTS 1,2,3 & 4 & S/2 N/2, LESS 7.5 ACRES IN NW/4 OF LOT 4	312.66	12/01/2025
PFANENSTIEL	PFANENSTIEL	MCKENZIE	ND	26-147N-99W	N/2 & SE/4	480.00	12/01/2025
PFANENSTIEL	PFANENSTIEL	MCKENZIE	ND	13-146N-98W	E/2 & SW/4	480.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MCKENZIE	ND	30-149N-100W	SE/4&NW/4NE/4& S/2NE/4&SE/4 NW/4	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MCKENZIE	ND	17-150N-99W	W/2	320.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MCKENZIE	ND	18-150N-99W	NE/4	160.00	09/01/2025
MAP2006-OK	ARAPAHOE	MCKENZIE	ND	30-149N-100W	SE/4&NW/4NE/4& S/2NE/4&SE/4 NW/4	320.00	09/29/2010

A-5

Lessor	Lessee	County	St.	Sec-Twp-Rng	Legal Description	Gross Acres	Date of Lease
Youngblood, Ltd.	ARAPAHOE	MCKENZIE	ND	30-149N-100W	SE/4&NW/4NE/4& S/2NE/4&SE/4 NW/4	320.00	06/20/2011
WILLIAM E J WILSON, AS ATTORNEY IN FACT FOR ALICE L. WILSON, A WIDOW, INDIVIDUALLY AND AS SOLE HEIR OF H.K. WILSON, AKA H.H.K. WILSON, DECEASED.	KDM PETRO MANAGEMENT	MCKENZIE	ND	9-149N-102W	SE/4	160.00	08/28/2012
MAP2006-OK	ARAPAHOE	MCKENZIE	ND	7-149N-97W	LOTS 3 & 4 & SE/4 & E/2 SW/4	320.52	09/29/2010
Youngblood, Ltd.	ARAPAHOE	MCKENZIE	ND	7-149N-97W	LOTS 3 & 4 & SE/4 & E/2 SW/4	320.00	01/29/2008
MAP2006-OK	ARAPAHOE	MCKENZIE	ND	24-149N-98W	NW/4 NE/4 & S/2 NW/4 & NE/4 NW/4 & SW/4	320.00	03/03/2010
Youngblood, Ltd.	ARAPAHOE	MCKENZIE	ND	24-149N-98W	NW/4 NE/4 & S/2 NW/4 & NE/4 NW/4 & SW/4	320.00	01/29/2008
LARRY DEWHIRST, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	GREAT NORTHERN ENERGY, INC.	MCKENZIE	ND	16-146N-98W	ALL	640.00	08/18/2014
Amarillo National Bank, Trustee of the Susan Landers grantor Trust, the Sally Ingerton Grantor Trust, & the Lolisa Horton Revocable Living Trust.	ARAPAHOE	MCKENZIE	ND	9-148N-101W	E/2 E/2	160.00	04/09/2012
ARAPAHOE	PFANENSTIEL	MCKENZIE	ND	9-148N-101W	E/2 E/2 of Sec. 9 *	160.00	04/21/2011
Ann Fowler Grantor Trust	ARAPAHOE	MCKENZIE	ND	10-148N-101W	SW/4 NW/4, SE/4 NW/4 Sw/4 NE/4	120.00	01/08/2009
ARAPAHOE	PFANENSTIEL	MCKENZIE	ND	10-148N-101W	SW/4 NW/4, SE/4 NW/4 Sw/4 NE/4	120.00	04/21/2011
Sally Ingerton Grantor Trust	ARAPAHOE	MCKENZIE	ND	10-148N-101W	SW/4 NW/4, SE/4 NW/4 Sw/4 NE/4	120.00	01/08/2009
Susan Landers Grantor Trust	ARAPAHOE	MCKENZIE	ND	10-148N-101W	SW/4 NW/4, SE/4 NW/4 Sw/4 NE/4	120.00	01/08/2009
ROBERT STELLAR, A MARRIED MAN DEALING IN HIS SOLE & SEPARATE PROPERTY	KASMER & AAFEDT OIL, INC.	MCKENZIE	ND	7-148N-102W	SE/4 NW/4, E/2 SW/4, SW/4 SE/4	160.00	03/01/2010
Ann Fowler Grantor Trust	ARAPAHOE	MCKENZIE	ND	5-150N-99W	Lots 1&2 S/2 NE/4 NE/4 SE/4 SW/4 SE/4 SE/4 SW/4 of Sec. 5 *	280.08	01/08/2009
ARAPAHOE RESOURCES	PFANENSTIEL	MCKENZIE	ND	5-150N-99W	Lots 1&2 S/2 NE/4 NE/4 SE/4 SW/4 SE/4 SE/4 SW/4 of Sec. 5 *	280.08	04/21/2011
Sally Ingerton Grantor Trust	ARAPAHOE	MCKENZIE	ND	5-150N-99W	Lots 1&2 S/2 NE/4 NE/4 SE/4 SW/4 SE/4 SE/4 SW/4 of Sec. 5 *	280.08	01/08/2009
Susan Landers Grantor Trust	ARAPAHOE	MCKENZIE	ND	5-150N-99W	Lots 1&2 S/2 NE/4 NE/4 SE/4 SW/4 SE/4 SE/4 SW/4 of Sec. 5 *	280.08	01/08/2009
Ann Fowler Grantor Trust	ARAPAHOE	MCKENZIE	ND	8-150N-99W	E/2 NW/4 W/2 NE/4 SE/4 NE/4 of Sec. 8	200.00	01/08/2009
ARAPAHOE RESOURCES	PFANENSTIEL	MCKENZIE	ND	8-150N-99W	E/2 NW/4 W/2 NE/4 SE/4 NE/4 of Sec. 8	200.00	04/21/2011
Sally Ingerton Grantor Trust	ARAPAHOE	MCKENZIE	ND	8-150N-99W	* E/2 NW/4 W/2 NE/4 SE/4 NE/4 of Sec. 8	200.00	01/08/2009
Susan Landers Grantor Trust	ARAPAHOE	MCKENZIE	ND	8-150N-99W	E/2 NW/4 W/2 NE/4 SE/4 NE/4 of Sec. 8	200.00	01/08/2009
MAP2006-OK	ARAPAHOE	MCKENZIE	ND	17-150N-99W	W/2	320.00	09/29/2010
Youngblood, Ltd.	ARAPAHOE	MCKENZIE	ND	17-150N-99W	W/2	320.00	06/20/2011
MAP2006-OK	ARAPAHOE	MCKENZIE	ND	18-150N-99W	NE/4	160.00	09/29/2010
Youngblood, Ltd.	ARAPAHOE	MCKENZIE	ND	18-150N-99W	NE/4	160.00	01/29/2008
MARSHALL & WINSTON, INC.	ARAPAHOE	MCKENZIE	ND	31-150N-99W	LOT1(39.14), N/2NE/4, NE/4NW/4	159.14	06/08/2011
DIANA GULLIKSON	KDM PETRO MANAGEMENT	MCKENZIE	ND	11-151N-104W	NE/4 NE/4	40.00	12/02/2012
KIRBY MINERALS	ARAPAHOE	MCKENZIE	ND	19-151N-104W	E/2	320.00	07/24/2012
MYNA LOY OLSON	7 O’s OIL CORPORATION	MCKENZIE	ND	23-151N-104W	LOTS 3 & 6	104.15	8/2/2004, extended 4/10/2008, extended 5/4/2011

A-6

Lessor	Lessee	County	St.	Sec-Twp-Rng	Legal Description	Gross Acres	Date of Lease
KIRBY MINERALS	ARAPAHOE	MCKENZIE	ND	30-151N-104W	E/2	320.00	07/24/2012
Ann Fowler Grantor Trust	ARAPAHOE	MCKENZIE	ND	22-152N-99W	S/2 SE/4	80.00	01/08/2009
ARAPAHOE RESOURCES	PFANENSTIEL	MCKENZIE	ND	22-152N-99W	S/2 SE/4	80.00	04/21/2011
Sally Ingerton Grantor Trust	ARAPAHOE	MCKENZIE	ND	22-152N-99W	S/2 SE/4	80.00	01/08/2009
Susan Landers Grantor Trust	ARAPAHOE	MCKENZIE	ND	22-152N-99W	S/2 SE/4	80.00	01/08/2009
Ann Fowler Grantor Trust	ARAPAHOE	MCKENZIE	ND	27-152N-99W	ALL	640.00	01/08/2009
ARAPAHOE RESOURCES	PFANENSTIEL	MCKENZIE	ND	27-152N-99W	ALL	640.00	04/21/2011
Sally Ingerton Grantor Trust	ARAPAHOE	MCKENZIE	ND	27-152N-99W	ALL	640.00	01/08/2009
Susan Landers Grantor Trust	ARAPAHOE	MCKENZIE	ND	27-152N-99W	ALL	640.00	01/08/2009
KIRBY MINERALS	ARAPAHOE	MCKENZIE	ND	7-152N-101W	E/2 SE/4	80.00	03/13/2015
KIRBY MINERALS	ARAPAHOE	MCKENZIE	ND	25-153N-101W	W/2	320.00	01/20/2012
MAP2004-OK	ARAPAHOE	MCKENZIE	ND	6-153N-97W	LOTS 2 & 7 & SW/4 NE/4	118.51	01/07/2008
MAP2004-OK	ARAPAHOE	MCKENZIE	ND	7-153N-97W	LOT 4	38.89	01/07/2008
PFANENSTIEL	PFANENSTIEL	MOUNTRAIL	ND	7-151N-90W	NE/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MOUNTRAIL	ND	18-151N-90W	SE/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MOUNTRAIL	ND	4-153N-89W	SW/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MOUNTRAIL	ND	4-155N-90W	NE/4NE/4 & NE/4NW/4 &S/2SE/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MOUNTRAIL	ND	3-155N-90W	SE/4NW/4 & NE/4SW/4	80.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MOUNTRAIL	ND	3-155N-90W	W/2NW/4 & NW/4SW/4 & S/2SW/4	200.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MOUNTRAIL	ND	9-155N-90W	NE/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MOUNTRAIL	ND	27-156N-90W	SE/4 SW/4 & S/2 SE/4	120.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	MOUNTRAIL	ND	7-157N-91W	E/2 SE/4	80.00	09/01/2025
MAP2006-OK	ARAPAHOE	MOUNTRAIL	ND	7-151N-90W	NE/4	160.00	01/14/2010
MAP2006-OK	ARAPAHOE	MOUNTRAIL	ND	18-151N-90W	SE/4	160.00	01/14/2010
HIDDEN HILL	PFANENSTIEL	MOUNTRAIL	ND	4-151N-92W	SE/4	160.00	10/14/2014
DEANNE L. WOLF AND JAMES H. WOLF (ASSIGNMENT)	SEADRIFT INVESTMENTS	MOUNTRAIL	ND	4-151N-92W	SE/4	160.00	12/09/2008
MAP2006-OK	ARAPAHOE	MOUNTRAIL	ND	4-153N-89W	SW/4	160.00	01/14/2010
Youngblood, Ltd.	ARAPAHOE	MOUNTRAIL	ND	4-153N-89W	SW/4	160.00	01/29/2008
MAP2004-OK	ARAPAHOE	MOUNTRAIL	ND	7-154N-93W	LOTS 3 & 4 & E/2 W/2 & E/2 NE/4	555.04	11/10/2009
MAP2004-OK	ARAPAHOE	MOUNTRAIL	ND	13-154N-94W	S/2 S/2	160.00	11/19/2009
MAP2004-OK	ARAPAHOE	MOUNTRAIL	ND	24-154N-94W	N/2	320.00	8/20/2012 EFFECTIVE 11/20/2012
MAP2006-OK	ARAPAHOE	MOUNTRAIL	ND	9-155N-90W	NE/4	160.00	11/13/2014
BOK, Trustee of the Eddie Aalgaard Trust	ARAPAHOE	MOUNTRAIL	ND	1-155N-93W	S/2 NW/4 & Lots 3&4	160.28	06/30/2008
Ann Fowler Grantor Trust	ARAPAHOE	MOUNTRAIL	ND	30-155N-94W	E/2 NW/4&NW/4NE/4&E/2NE/4&LOT2	236.26	05/19/2008
ARAPAHOE	PFANENSTIEL	MOUNTRAIL	ND	30-155N-94W	E/2 NW/4&NW/4NE/4&E/2NE/4&LOT2	236.26	04/26/2010

A-7

Lessor	Lessee	County	St.	Sec-Twp-Rng	Legal Description	Gross Acres	Date of Lease
Sally Ingerton Grantor Trust	ARAPAHOE	MOUNTRAIL	ND	30-155N-94W	E/2 NW/4&NW/4NE/4&E/2NE/4&LOT2	236.26	05/19/2008
Susan Landers Grantor Trust	ARAPAHOE	MOUNTRAIL	ND	30-155N-94W	E/2 NW/4&NW/4NE/4&E/2NE/4&LOT2	236.26	05/19/2008
COLORADO STATE BANK AND TRUST COMPANY, N.A., TRUSTEE OF THE T.E. MCCLINTOCK T/U/W FBO ELIZABETH M. NIKOLORIC	ARAPAHOE	MOUNTRAIL	ND	6-156N-94W	LOT 7	33.79	06/30/2008
COLORADO STATE BANK AND TRUST COMPANY, N.A., TRUSTEE OF THE T.E. MCCLINTOCK T/U/W FBO ELIZABETH M. NIKOLORIC	ARAPAHOE	MOUNTRAIL	ND	6-156N-94W	LOT 7	33.79	06/30/2008
BOK, N.A., AS AGENT FOR U.S. BANK, N.A., TRUSTEE OF THE T.E. MCCLINTOCK T/U/W FBO MARY M. SWIFT	ARAPAHOE	MOUNTRAIL	ND	6-156N-94W	LOT 7	33.79	06/30/2008
MAP2006-OK	ARAPAHOE	MOUNTRAIL	ND	7-157N-91W	E/2 SE/4	80.00	01/14/2010
MERCO OF OKLAHOMA, INC.	ARAPAHOE	MOUNTRAIL	ND	7-157N-91W	E/2 SE/4	80.00	05/21/2011
Youngblood, Ltd.	ARAPAHOE	MOUNTRAIL	ND	7-157N-91W	E/2 SE/4	80.00	06/20/2011
The Triple T, Inc.	ARAPAHOE	MOUNTRAIL	ND	16-157N-91W	NE/4	160.00	04/06/2009
ORTHWEIN ENERGY, L.P.	BEAR CREEK ENERGY, LLC	MOUNTRAIL	ND	1-158N-92W	S/2 S/2	160.00	02/01/2013
ORTHWEIN ENERGY, L.P.	BEAR CREEK ENERGY, LLC	MOUNTRAIL	ND	12-158N-92W	E/2	320.00	02/01/2013
ORTHWEIN ENERGY, L.P.	BEAR CREEK ENERGY, LLC	MOUNTRAIL	ND	13-158N-92W	NE/4	160.00	02/01/2013
MAP2004-OK	ARAPAHOE	MOUNTRAIL	ND	27-158N-92W	SW/4	160.00	08/23/2011
SUSAN C. HOVE-PABST, JOAN G. THOMPSON, AS TRUSTEES OF THE JOHN G. HOVE REVOCABLE LIVING TRUST (EKBLAD ENERGY ASSIGN.)	EKBLAD ENERGY, INC.	MOUNTRAIL	ND	7-158N-93W	LOTS 3,4, E/2 SW/4, SE/4	315.80	06/27/2009
SUSAN C. HOVE-PABST, JOAN G. THOMPSON, AS TRUSTEES OF THE JOHN G. HOVE REVOCABLE LIVING TRUST (EKBLAD ENERGY ASSIGN.)	EKBLAD ENERGY, INC.	MOUNTRAIL	ND	12-158N-94W	SE/4 SW/4, SW/4 SE/4	80.00	06/27/2009
SUSAN C. HOVE-PABST, JOAN G. THOMPSON, AS TRUSTEES OF THE JOHN G. HOVE REVOCABLE LIVING TRUST (EKBLAD ENERGY ASSIGN.)	EKBLAD ENERGY, INC.	MOUNTRAIL	ND	13-158N-94W	N/2 NE/4	80.00	06/27/2009
PFANENSTIEL	PFANENSTIEL	STARK	ND	21-139N-97W	SE/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	STARK	ND	8-140N-98W	E/2 SE/4 & NW/4 SE/4 & NE/4 SW/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	STARK	ND	9-140N-98W	SW/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	STARK	ND	17-140N-98W	SE/4	160.00	09/01/2025
PFANENSTIEL	PFANENSTIEL	STARK	ND	4-140N-98W	S/2 SW/4, NE/4 SW/4	120.00	09/01/2025
MAP2006-OK	ARAPAHOE	STARK	ND	21-139N-97W	SE/4	160.00	11/08/2010
MAP2006-OK	ARAPAHOE	STARK	ND	4-140N-98W	S/2 SW/4 & NE/4 SW/4	120.00	09/27/2010
MAP2006-OK	ARAPAHOE	STARK	ND	8-140N-98W	E/2 SE/4 & NW/4 SE/4 & NE/4 SW/4	160.00	09/27/2010
MAP2006-OK	ARAPAHOE	STARK	ND	9-140N-98W	SW/4	160.00	09/27/2010

A-8

Lessor	Lessee	County	St.	Sec-Twp-Rng	Legal Description	Gross Acres	Date of Lease
MAP2006-OK	ARAPAHOE	STARK	ND	17-140N-98W	SE/4	160.00	09/27/2010
Harrington Cancer Center, Baptist St. Anthony’s Health System	ARAPAHOE	STARK	ND	17-139N-99W	E/2	320.00	12/24/2010
Harrington Cancer Center, Baptist St. Anthony’s Health System	ARAPAHOE	STARK	ND	30-139N-99W	E/2	320.00	12/24/2010
Harrington Cancer Center, Baptist St. Anthony’s Health System	ARAPAHOE	STARK	ND	31-139N-99W	LOTS 1,2,3,4, E/2 W/2, & E/2	618.56	12/24/2010
Harrington Cancer Center, Baptist St. Anthony’s Health System	ARAPAHOE	STARK	ND	32-139N-99W	SW/4	160.00	12/24/2010
PFANENSTIEL	PFANENSTIEL	WILLIAMS	ND	12-159N-98W	N/2 S/2	160.00	09/01/2025
CHARLOTTE KORB	TAME OIL AND GAS, LLC	WILLIAMS	ND	17-153N-102W	N/2 SE/4 LESS 14.98 ACRES OF STATE HIGHWAY AND RAILROAD RIGHT-OF-WAY	N/A
JACK M. SWEENEY	TAME OIL AND GAS, LLC	WILLIAMS	ND	17-153N-102W	N/2 SE/4	N/A
LOUIS MORIN ALLOTMENT OF THE TURTLE MOUNTAN BAND OF CHIPPEWA TRIBES OF INDIANS	TAME OIL AND GAS, LLC	WILLIAMS	ND	17-153N-102W	N/2 SE/4, LESS 14.98 ACRES DESCRIBED AS FOLLOWS: BEGINNING AT THE EAST QUARTER CORNER OF SAID SEC. 17, THENCE SOUTH ALONG THE EAST LINE OF SAID SEC. A DISTANCE OF 1320 FEET, TO THE SOURTH SIXTEENTH LINE THEREOF, THENCE WEST ALONG SAID SOUTH SIXTEENTH LINE A DISTANCE OF 900 FEET THENCE NORTHEASTERLY A DISTANCE OF 1650 FEET MORE OR LESS TO THE POINT OF BEGINNING.	N/A
HEIRS TO VIOLET DESJARLAIS ALLOTMENT OF THE TURTLE MOUNTAIN BANK OF CHIPPEWA TRIBES OF INDIANS	TAME OIL AND GAS, LLC	WILLIAMS	ND	30-153N-102W	LOT 1	N/A
THE STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS	TAME OIL AND GAS, LLC	WILLIAMS	ND	7-154N-96W	NE/4 NW/4 & LOT 1	80.00	05/05/2009
ARAPAHOE	PFANENSTIEL	WILLIAMS	ND	5-154N-103W	Lot 4 of Sec. 5	40.00	04/21/2011
LoLisa Horton Revocable Living Trust	ARAPAHOE	WILLIAMS	ND	5-154N-103W	Lot 4 of Sec. 5	40.00	01/08/2012
Sally Ingerton Grantor Trust	ARAPAHOE	WILLIAMS	ND	5-154N-103W	Lot 4 of Sec. 5	40.00	01/08/2012
Susan Landers Grantor Trust	ARAPAHOE	WILLIAMS	ND	5-154N-103W	Lot 4 of Sec. 5	40.00	01/08/2012
Ann Fowler Grantor Trust	ARAPAHOE	WILLIAMS	ND	6-154N-103W	Lots 1-3 S/2 NE/4,SE/4 NW/4, E/2 SW/4 & SE/4 of Sec. 6	480.00	01/08/2009
ARAPAHOE	PFANENSTIEL	WILLIAMS	ND	6-154N-103W	Lots 1-3 S/2 NE/4,SE/4 NW/4, E/2 SW/4 & SE/4 of Sec. 6	480.00	04/21/2011
Sally Ingerton Grantor Trust	ARAPAHOE	WILLIAMS	ND	6-154N-103W	Lots 1-3 S/2 NE/4,SE/4 NW/4, E/2 SW/4 & SE/4 of Sec. 6	480.00	01/08/2009
Susan Landers Grantor Trust	ARAPAHOE	WILLIAMS	ND	6-154N-103W	Lots 1-3 S/2 NE/4,SE/4 NW/4, E/2 SW/4 & SE/4 of Sec. 6	480.00	01/08/2009
KIRBY MINERALS	ARAPAHOE	WILLIAMS	ND	3-155N-99W	All that part of the NW/4 of the NW/4 of Section 3-155N-99W, described as follows: beginning at the northwest corner of Section 3; thence east along the North line of the Section a distance of 280’ thence southwesterly on a straight line to a point in the west line of the section distant of 120’ south of the northwest corner thereof; thence north to the poin of beinning, contianing thirty-eight hundredths (.38) acres, more or less.	0.38	06/13/2012
Ann Fowler Grantor Trust	ARAPAHOE	WILLIAMS	ND	29-155N-103W	N/2 NE/4 & NE/4 NW/4	120.00	01/08/2009
ARAPAHOE RESOURCES	PFANENSTIEL	WILLIAMS	ND	29-155N-103W	N/2 NE/4 & NE/4 NW/4	120.00	04/26/2010
Sally Ingerton Grantor Trust	ARAPAHOE	WILLIAMS	ND	29-155N-103W	N/2 NE/4 & NE/4 NW/4	120.00	01/08/2009

A-9

Lessor	Lessee	County	St.	Sec-Twp-Rng	Legal Description	Gross Acres	Date of Lease
Susan Landers Grantor Trust	ARAPAHOE	WILLIAMS	ND	29-155N-103W	N/2 NE/4 & NE/4 NW/4	120.00	01/08/2009
ANN FOWLER GRANTOR TRUST	ARAPAHOE	WILLIAMS	ND	18-156N-103W	LOT 1	167.41	09/25/2009
Ann Fowler Grantor Trust	ARAPAHOE	WILLIAMS	ND	7-156N-103W	Lots 1-4 of Sec. 7; W/2 E/2 W/2 of Sec. 7	293.86	11/17/2009
ARAPAHOE	PFANENSTIEL	WILLIAMS	ND	7-156N-103W	Lots 1-4 of Sec. 7; W/2 E/2 W/2 of Sec. 7	293.86	04/21/2011
Sally Ingerton Grantor Trust	ARAPAHOE	WILLIAMS	ND	7-156N-103W	Lots 1-4 of Sec. 7; W/2 E/2 W/2 of Sec. 7	293.86	11/17/2009
Susan Landers Grantor Trust	ARAPAHOE	WILLIAMS	ND	7-156N-103W	Lots 1-4 of Sec. 7; W/2 E/2 W/2 of Sec. 7	293.86	11/17/2009
ARAPAHOE	PFANENSTIEL	WILLIAMS	ND	18-156N-103W	LOT 1	33.49	04/21/2011
Sally Ingerton Grantor Trust	ARAPAHOE	WILLIAMS	ND	18-156N-103W	LOT 1	167.41	09/25/2009
Susan Landers Grantor Trust	ARAPAHOE	WILLIAMS	ND	18-156N-103W	LOT 1	167.41	09/25/2009
ARAPAHOE	PFANENSTIEL	WILLIAMS	ND	13-156N-104W	NW/4	320.00	04/21/2011
LoLisa Horton Revocable Living Trust	ARAPAHOE	WILLIAMS	ND	13-156N-104W	NW/4	480.00	04/18/2013
Sally Ingerton Grantor Trust	ARAPAHOE	WILLIAMS	ND	13-156N-104W	NW/4	480.00	04/18/2013
Susan Landers Grantor Trust	ARAPAHOE	WILLIAMS	ND	13-156N-104W	NW/4	480.00	04/18/2013
IONE A. REDER	BOLE RESOURCES, LLC	WILLIAMS	ND	24-156N-104W	SW/4	160.00	02/06/2013
MYRA G. AHRENS	BOLE RESOURCES, LLC	WILLIAMS	ND	24-156N-104W	SW/4	160.00	02/06/2013
IONE A. REDER	BOLE RESOURCES, LLC	WILLIAMS	ND	25-156N-104W	W/2 W/2	160.00	02/06/2013
MYRA G. AHRENS	BOLE RESOURCES, LLC	WILLIAMS	ND	25-156N-104W	W/2 W/2	160.00	02/06/2013
KIRBY MINERALS	ARAPAHOE	WILLIAMS	ND	20-157N-99W	SW/4	160.00	11/18/2013
AGRIBANK, FCB	G.G. ROSE	WILLIAMS	ND	27-157N-101W	S/2	160.00	10/01/2009
AGRIBANK	G.G. ROSE, L.L.C.	WILLIAMS	ND	1-157N-102W	SW/4, S/2N/2, LOTS 1,2,3 & 4	479.76	10/01/2009
AGRIBANK	G.G. ROSE, L.L.C.	WILLIAMS	ND	1-157N-103W	SW/4, S/2 NW/4, LOTS 3 & 4, S/2 NE/4, LOTS 1& 2	479.00	10/01/2009
AGRIBANK	G.G. ROSE	WILLIAMS	ND	4-157N-102W	NE/4, Lots 1 & 2	159.48	10/01/2009
AGRIBANK	G.G. ROSE	WILLIAMS	ND	6-157N-102W	SE/4 NW/4, LOT 3	79.93	10/01/2009
ARAPAHOE	PFANENSTIEL	WILLIAMS	ND	21-157N-103W	SW/4	160.00	01/18/2012
AGRIBANK	ARAPAHOE	WILLIAMS	ND	4-157N-103W	S/2 NW/4, LOTS 3 & 4	160.00	10/01/2009
AGRIBANK	ARAPAHOE	WILLIAMS	ND	9-157N-103W	S/2 SE/4	80.00	10/01/2009
AMY B. BAUSTE AND WENDELL BAUSTE	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	21-158N-100W	SE/4	160.00	02/22/2011
AMY REICH	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	21-158N-100W	SE/4	160.00	02/22/2011
BETTY EIDSVOOG-LOGAN	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	21-158N-100W	SE/4	160.00	02/22/2011
CAROL ANN EIDSVOOG	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	21-158N-100W	SE/4	160.00	02/22/2011
DORIS EIDSVOOG MONTGOMERY	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	21-158N-100W	SE/4	160.00	02/22/2011
ELVERA EIDSVOOG	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	21-158N-100W	SE/4	160.00	02/22/2011
EVONNE ELSENBROEK	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	21-158N-100W	SE/4	160.00	02/22/2011

A-10

Lessor	Lessee	County	St.	Sec-Twp-Rng	Legal Description	Gross Acres	Date of Lease
HEIDI RYEN	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	21-158N-100W	SE/4	160.00	02/22/2011
JAMES RYEN	ARAPAHOE RESOURCES	WILLIAMS	ND	21-158N-100W	SE/4	160.00	02/22/2011
LINDA OWENS	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	21-158N-100W	SE/4	160.00	02/22/2011
MILES EIDSVOOG, SR.	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	21-158N-100W	SE/4	160.00	02/22/2011
RENEE GALL	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	21-158N-100W	SE/4	160.00	02/22/2011
RICK EIDSVOOG	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	21-158N-100W	SE/4	160.00	02/22/2011
AMY B. BAUSTE AND WENDELL BAUSTE	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	28-158N-100W	E/2	320.00	02/22/2011
AMY REICH	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	28-158N-100W	E/2	320.00	02/22/2011
BETTY EIDSVOOG-LOGAN	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	28-158N-100W	E/2	320.00	02/22/2011
CAROL ANN EIDSVOOG	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	28-158N-100W	E/2	320.00	02/22/2011
DORIS EIDSVOOG MONTGOMERY	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	28-158N-100W	E/2	320.00	02/22/2011
ELVERA EIDSVOOG	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	28-158N-100W	E/2	320.00	02/22/2011
EVONNE ELSENBROEK	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	28-158N-100W	E/2	320.00	02/22/2011
HEIDI RYEN	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	28-158N-100W	E/2	320.00	02/22/2011
RENEE GALL	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	28-158N-100W	E/2	320.00	02/22/2011
RICK EIDSVOOG	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	28-158N-100W	E/2	320.00	02/22/2011
JAMES RYEN	ARAPAHOE RESOURCES	WILLIAMS	ND	28-158N-100W	E/2	320.00	02/22/2011
LINDA OWENS	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	28-158N-100W	E/2	320.00	02/22/2011
MILES EIDSVOOG, SR.	KASMER & AAFEDT OIL, INC.	WILLIAMS	ND	28-158N-100W	E/2	320.00	02/22/2011
AGRIBANK, FCB	G.G. ROSE	WILLIAMS	ND	30-158N-101W	SE/4, LOTS 3 & 4, E/2 SW/4	314.78	10/01/2009
AGRIBANK, FCB	G.G. ROSE	WILLIAMS	ND	30-158N-101W	SE/4, LOTS 3 & 4, E/2 SW/4	314.78	10/01/2009
AGRIBANK, FCB	G.G. ROSE	WILLIAMS	ND	31-158N-101W	SE/4 SW/4, Lot 4	77.69	10/01/2009
AGRIBANK, FCB	G.G. ROSE	WILLIAMS	ND	31-158N-101W	SE/4 SW/4, Lot 4	77.69	10/01/2009
KIRK D. MARTINEZ	ARAPAHOE	WILLIAMS	ND	31-159N-96W	LOTS 3,4, E/2 SW/4	154.02	06/06/2012
VANTAGE EXPLORATION, LLC	ARAPAHOE	WILLIAMS	ND	31-159N-96W	LOTS 3,4, E/2 SW/4	154.02	07/06/2012
MAP2006-OK	ARAPAHOE	WILLIAMS	ND	12-159N-98W	N/2 S/2	160.00	12/29/2010
KIRBY MINERALS	ARAPAHOE RESOURCES	RICHLAND	MT	19-26N-53E	SE/4 NE/4 & N/2 SE/4 & SE/4 SE/4	160.00	09/01/2011

A-11

Lessor	Lessee	County	St.	Sec-Twp-Rng	Legal Description	Gross Acres	Date of Lease
KIRBY MINERALS	ARAPAHOE	RICHLAND	MT	20-26N-53E	SW/4 NW/4 & W/2 SW/4 & SE/4 SW/4	160.00	09/01/2011
ANB, AGENT FOR LOWNIECE HORTON EXECUTRIX OF THE ANNE HARDY FOWLER ESTATE	ARAPAHOE	SHERIDAN	MT	32-31N-59E	S/2 NW & SW	240.00	03/15/2010
ANB, TRUSTEE OF THE SALLY INGERTON GRANTOR TRUST	ARAPAHOE	SHERIDAN	MT	32-31N-59E	S/2 NW & SW	240.00	03/15/2010
ANB, TRUSTEE OF THE SUSAN LANDERS GRANTOR TRUST	ARAPAHOE	SHERIDAN	MT	32-31N-59E	S/2 NW & SW	240.00	03/15/2010
DAVID W. HARMON, DEALING IN HIS SOLE AND SEPARATE PROPERTY	TXP OPERATING COMPANY	ROOSEVELT	MT	17-27N-58E	S/2 NW/4, W/2 NE/4	160.00	03/23/1987
HARLEY D. LEVERENZ, PERSONAL REPRESENTATVIE FOR THE BERIT LEVERENZ ESTATE	CONTINENTAL RESOURCES,INC.	ROOSEVELT	MT	17-27N-58E	ALL	160.00	05/25/2010
HARMON FARMS, INCORPORATED	TXP OPERATING COMPANY	ROOSEVELT	MT	17-27N-58E	S/2 NW/4, W/2 NE/4	160.00	03/23/1987
LINDA HODGE, A MARRIED WOMAN	CONTINENTAL RESOURCES,INC.	ROOSEVELT	MT	17-27N-58E	W/2 SE/4, E/2 SW/4	160.00	02/22/2010
ARAPAHOE RESOURCES	PFANENSTIEL	ROOSEVELT	MT	18-29N-57E	NE/4 & S/2 SW/4	240.00	01/23/2025
ARAPAHOE RESOURCES	PFANENSTIEL	ROOSEVELT	MT	19-29N-57E	N/2 NW/4	80.00	01/23/2025
ARAPAHOE RESOURCES	PFANENSTIEL	ROOSEVELT	MT	17-29N-57E	NE/4 NE/4, S/2 NE/4, SE/4 SE/4 NW/4, SW/4 NW/4 & E/2 SW/4	250.00	01/23/2025
TOTAL						74,204.20

A-12

EXHIBIT B

Wells

WELL LIST

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
EN-LONETREE FARM- ###-##-####H-8	HESS BAKKEN INVESTMENTS II, LLC	0.001278	0.001038	Consented	0.000639	0.000519	ND	MOUNTRAIL	33061052550000
EN-NESET- ###-##-####H-6	HESS BAKKEN INVESTMENTS II, LLC	0.002609	0.002120	Consented	0.001304	0.001060	ND	MOUNTRAIL	33061049750000
EN-NESET-LW- ###-##-####H-1	HESS BAKKEN INVESTMENTS II, LLC	0.001279	0.001039	Consented	0.000639	0.000520	ND	MOUNTRAIL	33061049740000
EN-WEYRAUCH- LW-154-93-1918H-1	HESS BAKKEN INVESTMENTS II, LLC	0.007867	0.006136	Consented	0.003933	0.003068	ND	MOUNTRAIL	33061034290000
EN-NESET- ###-##-####H-2	HESS BAKKEN INVESTMENTS II, LLC	0.002609	0.002120	Consented	0.001304	0.001060	ND	MOUNTRAIL	33061031740000
EN-NESET- ###-##-####H-3	HESS BAKKEN INVESTMENTS II, LLC	0.002609	0.002120	Consented	0.001304	0.001060	ND	MOUNTRAIL	33061031730000
EN-NESET- ###-##-####H-4	HESS BAKKEN INVESTMENTS II, LLC	0.002609	0.002120	Consented	0.001304	0.001060	ND	MOUNTRAIL	33061031720000
EN-NESET- ###-##-####H-5	HESS BAKKEN INVESTMENTS II, LLC	0.002609	0.002120	Consented	0.001304	0.001060	ND	MOUNTRAIL	33061031710000
EN-LEO E- ###-##-####H-4	HESS BAKKEN INVESTMENTS II, LLC	0.010416	0.008125	Consented	0.005208	0.004062	ND	MOUNTRAIL	33061029690000
EN-LEO E- ###-##-####H-5	HESS BAKKEN INVESTMENTS II, LLC	0.010416	0.008125	Consented	0.005208	0.004062	ND	MOUNTRAIL	33061029680000
EN-LEO E- ###-##-####H-6	HESS BAKKEN INVESTMENTS II, LLC	0.010416	0.008125	Consented	0.005208	0.004062	ND	MOUNTRAIL	33061029670000
EN-LEO E- ###-##-####H-7	HESS BAKKEN INVESTMENTS II, LLC	0.010416	0.008125	Consented	0.005208	0.004062	ND	MOUNTRAIL	33061029660000
EN-LEO- ###-##-####H-3	HESS BAKKEN INVESTMENTS II, LLC	0.010416	0.008125	Consented	0.005208	0.004062	ND	MOUNTRAIL	33061027830000
EN-LEO- ###-##-####H-2	HESS BAKKEN INVESTMENTS II, LLC	0.010416	0.008125	Consented	0.005208	0.004062	ND	MOUNTRAIL	33061027820000
EN-LEO ###-##-####H-1	HESS BAKKEN INVESTMENTS II, LLC	0.010416	0.008125	Consented	0.005208	0.004062	ND	MOUNTRAIL	33061025380000
EN-HYNEK-155-93- 0112H-3	HESS BAKKEN INVESTMENTS II, LLC	0.003911	0.003178	Consented	0.001956	0.001589	ND	MOUNTRAIL	33061017740000
EN-HYNEK-155-93- 0112H-2	HESS BAKKEN INVESTMENTS II, LLC	0.003911	0.003178	Consented	0.001956	0.001589	ND	MOUNTRAIL	33061017730000
RS-SHUHART-156-90- 2726H-3	HESS BAKKEN INVESTMENTS II, LLC	0.005273	0.005273	Consented	0.002637	0.002637	ND	MOUNTRAIL	33061012370000
RS-SHUHART-156-90- 2726H-2	HESS BAKKEN INVESTMENTS II, LLC	0.005273	0.005273	Consented	0.002637	0.002637	ND	MOUNTRAIL	33061012350000
RS-SHUHART-156-90- 2726H-1	HESS BAKKEN INVESTMENTS II, LLC	0.005273	0.005273	Consented	0.002637	0.002637	ND	MOUNTRAIL	33061012330000

B-1

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
BW-SHARON-LE- 150-100-2536H-1	HESS BAKKEN INVESTMENTS II, LLC	0.003864	0.003091	Consented	0.001932	0.001546	ND	MCKENZIE	33053053660000
BW-ELLEN IDA- ###-##-####H-3	HESS BAKKEN INVESTMENTS II, LLC	0.007771	0.006217	Consented	0.003886	0.003109	ND	MCKENZIE	33053051550000
BW-ELLEN IDA- ###-##-####H-2	HESS BAKKEN INVESTMENTS II, LLC	0.007771	0.006217	Consented	0.003886	0.003109	ND	MCKENZIE	33053051540000
BW-THELMA-150-99- 3031H-1	HESS BAKKEN INVESTMENTS II, LLC	0.007771	0.006217	Consented	0.003886	0.003109	ND	MCKENZIE	33053041310000
CRAIG FEDERAL 5892 31-28 6B	OASIS PETROLEUM NORTH AMERICA LLC	0.015408	0.012326	Consented	0.007704	0.006163	ND	MOUNTRAIL	33061056150000
CRAIG FEDERAL 5892 31-28 5B	OASIS PETROLEUM NORTH AMERICA LLC	0.015408	0.012326	Consented	0.007704	0.006163	ND	MOUNTRAIL	33061056140000
CRAIG 5892 31-28 4B	OASIS PETROLEUM NORTH AMERICA LLC	0.015408	0.012327	Consented	0.007704	0.006163	ND	MOUNTRAIL	33061056130000
CRAIG 5892 31-28 3B	OASIS PETROLEUM NORTH AMERICA LLC	0.015408	0.012326	Consented	0.007704	0.006163	ND	MOUNTRAIL	33061056120000
CRAIG 5892 31-28 2BX	OASIS PETROLEUM NORTH AMERICA LLC	0.007704	0.006163	Consented	0.003852	0.003082	ND	MOUNTRAIL	33061056110000
CLIFFSIDE 5103 41-7 6BX	WHITING OIL AND GAS CORPORATION	0.002604	0.002083	Consented	0.001302	0.001042	ND	MCKENZIE	33053106850000
CLIFFSIDE FEDERAL 5103 41-7 5B	WHITING OIL AND GAS CORPORATION	0.005208	0.004167	Consented	0.002604	0.002083	ND	MCKENZIE	33053106840000
CLIFFSIDE FEDERAL 5103 41-7 4B	WHITING OIL AND GAS CORPORATION	0.005208	0.004167	Consented	0.002604	0.002083	ND	MCKENZIE	33053106830000
CLIFFSIDE FEDERAL 5103 41-7 3B	WHITING OIL AND GAS CORPORATION	0.005208	0.004167	Consented	0.002604	0.002083	ND	MCKENZIE	33053106820000
CLIFFSIDE FEDERAL 5103 41-7 2B	WHITING OIL AND GAS CORPORATION	0.005208	0.004167	Consented	0.002604	0.002083	ND	MCKENZIE	33053106810000
PAULSON FEDERAL 5104 44-13 6BX	WHITING OIL AND GAS CORPORATION	0.011986	0.009469	Consented	0.005993	0.004734	ND	MCKENZIE	33053106800000
LAKE TRENTON FEDERAL 5302 21-31 5B	OASIS PETROLEUM NORTH AMERICA LLC	0.000000	0.000000	Consented	0.000000	0.000000	ND	WILLIAMS	33105062260000
LAKE TRENTON FEDERAL 5302 21-31 4B	OASIS PETROLEUM NORTH AMERICA LLC	0.000977	0.000772	Consented	0.000489	0.000386	ND	WILLIAMS	33105062250000
LAKE TRENTON FEDERAL 5302 21-31 2B	OASIS PETROLEUM NORTH AMERICA LLC	0.000977	0.000772	Consented	0.000489	0.000386	ND	WILLIAMS	33105062240000
LAKE TRENTON FEDERAL 5302 21-31 3B	OASIS PETROLEUM NORTH AMERICA LLC	0.000977	0.000772	Consented	0.000489	0.000386	ND	WILLIAMS	33105061980000
HELMER 5604 13-13H	OASIS PETROLEUM NORTH AMERICA LLC	0.035591	0.028160	Consented	0.017795	0.014080	ND	WILLIAMS	33105029570000
HOUGHT 1-31-30H	ENERPLUS RESOURCES USA CORPORATION	0.023380	0.018704	Consented	0.011690	0.009352	ND	WILLIAMS	33105025460000
THOME 1-6-7H	ENERPLUS RESOURCES USA CORPORATION	0.004757	0.003806	Consented	0.002379	0.001903	ND	WILLIAMS	33105025170000
GARY RUSSELL FEDERAL 19-20H	OASIS PETROLEUM NORTH AMERICA LLC	0.006340	0.005009	Consented	0.003170	0.002504	ND	WILLIAMS	33105025030000

B-2

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
PASTERNAK 1-4-9H	ENERPLUS RESOURCES USA CORPORATION	0.009350	0.007480	Consented	0.004675	0.003740	ND	WILLIAMS	33105024670000
AGRIBANK 157-101-34C-27-1H	ENERPLUS RESOURCES USA CORPORATION	0.031201	0.024961	Consented	0.015601	0.012481	ND	WILLIAMS	33105024450000
HOUGHT 1-1-12H	ENERPLUS RESOURCES USA CORPORATION	0.028115	0.022493	Consented	0.014057	0.011246	ND	WILLIAMS	33105024110000
SEVEN 1-4-9H	ENERPLUS RESOURCES USA CORPORATION	0.014066	0.011253	Consented	0.007033	0.005627	ND	WILLIAMS	33105023710000
HANSON 33-28H	OASIS PETROLEUM NORTH AMERICA LLC	0.101190	0.080952	Consented	0.050595	0.040476	ND	WILLIAMS	33105023600000
BEAN 5703 42-34H	OASIS PETROLEUM NORTH AMERICA LLC	0.009527	0.007621	Consented	0.004763	0.003811	ND	WILLIAMS	33105019010000
ZALESKY 14-8PH	WHITING OIL AND GAS CORPORATION	0.025586	0.021322	Consented	0.012793	0.010661	ND	STARK	33089007580000
ZALESKY 11-17PH	WHITING OIL AND GAS CORPORATION	0.028125	0.023438	Consented	0.014063	0.011719	ND	STARK	33089007570000
ZALESKY 21-17PH	WHITING OIL AND GAS CORPORATION	0.028125	0.023438	Consented	0.014063	0.011719	ND	STARK	33089007560000
KESSEL 41-17TFH	WHITING OIL AND GAS CORPORATION	0.001305	0.001044	Consented	0.000652	0.000522	ND	STARK	33089006420000
ZALESKY 34-8PH	WHITING OIL AND GAS CORPORATION	0.025586	0.021322	Consented	0.012793	0.010661	ND	STARK	33089006300000
DIETZ 21-17TFH	WHITING OIL AND GAS CORPORATION	0.001305	0.001044	Consented	0.000652	0.000522	ND	STARK	33089006080000
ARTHAUD 21-29TFH	WHITING OIL AND GAS CORPORATION	0.001305	0.001044	Consented	0.000652	0.000522	ND	STARK	33089006040000
BERRY 5493 44-7 12T	OASIS PETROLEUM NORTH AMERICA LLC	0.146451	0.114231	Consented	0.073225	0.057116	ND	MOUNTRAIL	33061041070000
BERRY 5493 44-7 14BX	OASIS PETROLEUM NORTH AMERICA LLC	0.072586	0.056617	Consented	0.036293	0.028309	ND	MOUNTRAIL	33061041050000
BERRY 5493 44-7 15TX	OASIS PETROLEUM NORTH AMERICA LLC	0.072586	0.056617	Consented	0.036293	0.028309	ND	MOUNTRAIL	33061041040000
BERRY 5493 42-7 8T	OASIS PETROLEUM NORTH AMERICA LLC	0.146451	0.114231	Consented	0.073225	0.057116	ND	MOUNTRAIL	33061041030000
BERRY 5493 42-7 9B	OASIS PETROLEUM NORTH AMERICA LLC	0.146451	0.114231	Consented	0.073225	0.057116	ND	MOUNTRAIL	33061041020000
BERRY 5493 41-7 4BX	OASIS PETROLEUM NORTH AMERICA LLC	0.072637	0.056657	Consented	0.036318	0.028328	ND	MOUNTRAIL	33061040980000
BERRY 5493 41-7 5TX	OASIS PETROLEUM NORTH AMERICA LLC	0.072637	0.056657	Consented	0.036318	0.028328	ND	MOUNTRAIL	33061040970000
BERRY 5493 41-7 6B	OASIS PETROLEUM NORTH AMERICA LLC	0.146451	0.114231	Consented	0.073225	0.057116	ND	MOUNTRAIL	33061040960000
BERRY 5493 41-7 7T	OASIS PETROLEUM NORTH AMERICA LLC	0.146451	0.114231	Consented	0.073225	0.057116	ND	MOUNTRAIL	33061040950000
SPRATLEY 5494 44-13 7B	OASIS PETROLEUM NORTH AMERICA LLC	0.005208	0.004063	Consented	0.002604	0.002031	ND	MOUNTRAIL	33061040480000

B-3

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
SPRATLEY 5494 44-13 6T	OASIS PETROLEUM NORTH AMERICA LLC	0.005208	0.004063	Consented	0.002604	0.002031	ND	MOUNTRAIL	33061040470000
SPRATLEY 5494 44-13 5B	OASIS PETROLEUM NORTH AMERICA LLC	0.005208	0.004063	Consented	0.002604	0.002031	ND	MOUNTRAIL	33061040460000
SPRATLEY 5494 44-13 4T	OASIS PETROLEUM NORTH AMERICA LLC	0.005208	0.004063	Consented	0.002604	0.002031	ND	MOUNTRAIL	33061040450000
SPRATLEY FEDERAL 5494 44-13 3BX	OASIS PETROLEUM NORTH AMERICA LLC	0.007813	0.006094	Consented	0.003906	0.003047	ND	MOUNTRAIL	33061040440000
SPRATLEY 5494 14-13 16BX	OASIS PETROLEUM NORTH AMERICA LLC	0.002604	0.002031	Consented	0.001302	0.001016	ND	MOUNTRAIL	33061040350000
SPRATLEY 5494 14-13 15T	OASIS PETROLEUM NORTH AMERICA LLC	0.005208	0.004063	Consented	0.002604	0.002031	ND	MOUNTRAIL	33061040340000
SPRATLEY 5494 14-13 14B	OASIS PETROLEUM NORTH AMERICA LLC	0.005208	0.004063	Consented	0.002604	0.002031	ND	MOUNTRAIL	33061040330000
SPRATLEY 5494 14-13 13T	OASIS PETROLEUM NORTH AMERICA LLC	0.005208	0.004063	Consented	0.002604	0.002031	ND	MOUNTRAIL	33061040320000
SPRATLEY 5494 14-13 12B	OASIS PETROLEUM NORTH AMERICA LLC	0.005208	0.004063	Consented	0.002604	0.002031	ND	MOUNTRAIL	33061040310000
SPRATLEY 5494 34-13 11T	OASIS PETROLEUM NORTH AMERICA LLC	0.005208	0.004063	Consented	0.002604	0.002031	ND	MOUNTRAIL	33061036370000
SPRATLEY 5494 34-13 10B	OASIS PETROLEUM NORTH AMERICA LLC	0.005208	0.004063	Consented	0.002604	0.002031	ND	MOUNTRAIL	33061036360000
SPRATLEY 5494 34-13 9T	OASIS PETROLEUM NORTH AMERICA LLC	0.005208	0.004063	Consented	0.002604	0.002031	ND	MOUNTRAIL	33061036350000
SPRATLEY 5494 34-13 8B	OASIS PETROLEUM NORTH AMERICA LLC	0.005208	0.004063	Consented	0.002604	0.002031	ND	MOUNTRAIL	33061036340000
FOXTAIL 5892 42-12 #1H	OASIS PETROLEUM NORTH AMERICA LLC	0.031250	0.024688	Consented	0.015625	0.012344	ND	MOUNTRAIL	33061026740000
ELM 5892 42-12 #1H	OASIS PETROLEUM NORTH AMERICA LLC	0.071839	0.056753	Consented	0.035920	0.028376	ND	MOUNTRAIL	33061026730000
CRAWFORD 5493 44-7T	OASIS PETROLEUM NORTH AMERICA LLC	0.146451	0.114231	Consented	0.073225	0.057116	ND	MOUNTRAIL	33061025830000
MANGUM 5493 44-7 T3	OASIS PETROLEUM NORTH AMERICA LLC	0.146451	0.114231	Consented	0.073225	0.057116	ND	MOUNTRAIL	33061025820000
CRAIG 5892 31-28H	OASIS PETROLEUM NORTH AMERICA LLC	0.030816	0.024653	Consented	0.015408	0.012326	ND	MOUNTRAIL	33061022760000
SPRATLEY 5494 34-13H	OASIS PETROLEUM NORTH AMERICA LLC	0.005208	0.004063	Consented	0.002604	0.002031	ND	MOUNTRAIL	33061015800000
BERRY 5493 11-6H	OASIS PETROLEUM NORTH AMERICA LLC	0.146451	0.114231	Consented	0.073225	0.057116	ND	MOUNTRAIL	33061013120000
WOLD FEDERAL 44-7-7H	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Consented	0.000293	0.000234	ND	MCKENZIE	33053079090000
WOLD FEDERAL 44-7-6XH	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Consented	0.000293	0.000234	ND	MCKENZIE	33053079080000

B-4

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
WOLD FEDERAL 44-7-5XH	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Consented	0.000293	0.000234	ND	MCKENZIE	33053079070000
WOLD FEDERAL 44-7-4XH	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Consented	0.000293	0.000234	ND	MCKENZIE	33053079060000
WOLD FEDERAL 44-7-3H	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Consented	0.000293	0.000234	ND	MCKENZIE	33053079050000
WOLD FEDERAL 44-7-2H	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Consented	0.000293	0.000234	ND	MCKENZIE	33053079040000
WOLD FEDERAL 44-7-6TFXH	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Consented	0.000293	0.000234	ND	MCKENZIE	33053079010000
WOLD FEDERAL 44-7-5TFXH	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Consented	0.000293	0.000234	ND	MCKENZIE	33053079000000
WOLD FEDERAL 44-7-4TFXH	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Consented	0.000293	0.000234	ND	MCKENZIE	33053078990000
WOLD FEDERAL 44-7-3TFXH	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Consented	0.000293	0.000234	ND	MCKENZIE	33053078980000
WOLD FEDERAL 44-7-1TFH	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Consented	0.000293	0.000234	ND	MCKENZIE	33053078960000
LOOMER 44-33TFHU	WHITING OIL AND GAS CORPORATION	0.008680	0.006944	Consented	0.004340	0.003472	ND	MCKENZIE	33053069090000
ECKERT 41X-6DXA	OASIS PETROLEUM NORTH AMERICA LLC	0.000373	0.000299	Consented	0.000187	0.000149	ND	MCKENZIE	33053064640000
ECKERT 41X-6H	OASIS PETROLEUM NORTH AMERICA LLC	0.000492	0.000394	Consented	0.000246	0.000197	ND	MCKENZIE	33053064600000
ECKERT 41X-6D	OASIS PETROLEUM NORTH AMERICA LLC	0.000492	0.000394	Consented	0.000246	0.000197	ND	MCKENZIE	33053063900000
ECKERT 41X-6G	OASIS PETROLEUM NORTH AMERICA LLC	0.000492	0.000394	Consented	0.000246	0.000197	ND	MCKENZIE	33053063890000
ECKERT 41X-6C	OASIS PETROLEUM NORTH AMERICA LLC	0.000492	0.000394	Consented	0.000246	0.000197	ND	MCKENZIE	33053063880000
EIDE 41-13HU	WHITING OIL AND GAS CORPORATION	0.023817	0.019586	Consented	0.011908	0.009793	ND	MCKENZIE	33053063870000
MAGNUM 3-36-25H	ENERPLUS RESOURCES USA CORPORATION	0.000752	0.000601	Consented	0.000376	0.000301	ND	MCKENZIE	33053040690000
KNUTE FEDERAL 24-23H	WHITING OIL AND GAS CORPORATION	0.035957	0.028406	Consented	0.017979	0.014203	ND	MCKENZIE	33053040590000
MAGNUM 2-36-25H	ENERPLUS RESOURCES USA CORPORATION	0.000752	0.000601	Consented	0.000376	0.000301	ND	MCKENZIE	33053039440000
MAGNUM 1-36-25H	ENERPLUS RESOURCES USA CORPORATION	0.000752	0.000601	Consented	0.000376	0.000301	ND	MCKENZIE	33053039430000
CLIFFSIDE FEDERAL 12-11H	WHITING OIL AND GAS CORPORATION	0.007813	0.006250	Consented	0.003906	0.003125	ND	MCKENZIE	33053036660000
WOLD 16-7H	WHITING OIL AND GAS CORPORATION	0.001176	0.000941	Consented	0.000588	0.000471	ND	MCKENZIE	33053032470000
LK-DOLEZAL-145-97- 0805H-1	ENERPLUS RESOURCES USA CORPORATION	0.085056	0.067794	Consented	0.042528	0.033897	ND	DUNN	33025015790000
MC-STECKLER-143-94- 0805H-1	ENERPLUS RESOURCES USA CORPORATION	0.062500	0.050000	Consented	0.031250	0.025000	ND	DUNN	33025015640000

B-5

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
WALLACE 7-1H	ENERPLUS RESOURCES USA CORPORATION	0.032725	0.026180	Consented	0.016362	0.013090	ND	DUNN	33025013110000
OBRIGEWITCH 4-1H	ENERPLUS RESOURCES USA CORPORATION	0.090600	0.076072	Consented	0.045300	0.038036	ND	DUNN	33025009630000
SMUGALA 27-1H	ENERPLUS RESOURCES USA CORPORATION	0.031250	0.025000	Consented	0.015625	0.012500	ND	DUNN	33025009070000
CALMERS FEDERAL 6092 43-14T	OASIS PETROLEUM NORTH AMERICA LLC	0.024740	0.020182	Consented	0.012370	0.010091	ND	BURKE	33013017140000
MITBO FEDERAL 6092 43-14H	OASIS PETROLEUM NORTH AMERICA LLC	0.024740	0.020182	Consented	0.012370	0.010091	ND	BURKE	33013016550000
COYOTE FEDERAL 2758 43-8H 43-8H	OASIS PETROLEUM NORTH AMERICA LLC	0.031250	0.024375	Consented	0.015625	0.012188	MT	ROOSEVELT	25085219390000
BINSTOCK 21-30TFH	WHITING OIL AND GAS CORPORATION	0.006588	0.005270	Consented	0.003294	0.002635	ND	STARK	33089006210000
FREDERICKS USA 43-26H	MARATHON OIL COMPANY	0.015625	0.012695	Consented	0.007813	0.006348	ND	DUNN	33025020020000
HELEN 2-8HSL	CONTINENTAL RESOURCES, INC.	0.015619	0.012339	Consented	0.007809	0.006169	ND	WILLIAMS	33105063330000
CHRISTIANA 8-6H	CONTINENTAL RESOURCES, INC.	0.031235	0.024650	Consented	0.015617	0.012325	ND	WILLIAMS	33105063310000
CHRISTIANA 7-6H	CONTINENTAL RESOURCES, INC.	0.031235	0.024650	Consented	0.015617	0.012325	ND	WILLIAMS	33105063200000
CHRISTINE 1-30 H1	CONTINENTAL RESOURCES, INC.	0.008769	0.007015	Consented	0.004385	0.003508	ND	WILLIAMS	33105030980000
CHRISTIANA 21X-6G	CONTINENTAL RESOURCES, INC.	0.031235	0.024675	Consented	0.015617	0.012338	ND	WILLIAMS	33105024920000
CHRISTIANA 21X-6B	CONTINENTAL RESOURCES, INC.	0.031235	0.024675	Consented	0.015617	0.012338	ND	WILLIAMS	33105020650000
CHARLOTTE 7X-22H	CONTINENTAL RESOURCES, INC.	0.009774	0.007812	Consented	0.004887	0.003906	ND	MCKENZIE	33053072170000
AKRON 5-34H1	CONTINENTAL RESOURCES, INC.	0.017360	0.013888	Consented	0.008680	0.006944	ND	MCKENZIE	33053050670000
AKRON 6-34H1	CONTINENTAL RESOURCES, INC.	0.017360	0.013888	Consented	0.008680	0.006944	ND	MCKENZIE	33053050660000
CHARLOTTE 6-22H2	CONTINENTAL RESOURCES, INC.	0.002170	0.001736	Consented	0.001085	0.000868	ND	MCKENZIE	33053047690000
CHARLOTTE 3-22H	CONTINENTAL RESOURCES, INC.	0.002170	0.001736	Consented	0.001085	0.000868	ND	MCKENZIE	33053043560000
AKRON 3-27AH	CONTINENTAL RESOURCES, INC.	0.009773	0.007819	Consented	0.004887	0.003909	ND	MCKENZIE	33053043270000
CHARLOTTE 5-22H	CONTINENTAL RESOURCES, INC.	0.009773	0.007819	Consented	0.004887	0.003909	ND	MCKENZIE	33053043260000
CHARLOTTE 2-22H	CONTINENTAL RESOURCES, INC.	0.002170	0.001736	Consented	0.001085	0.000868	ND	MCKENZIE	33053036690000
CHARLOTTE 1-22H	CONTINENTAL RESOURCES, INC.	0.002170	0.001736	Consented	0.001085	0.000868	ND	MCKENZIE	33053033580000

B-6

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
AKRON 1-27H	CONTINENTAL RESOURCES, INC.	0.017360	0.013888	Consented	0.008680	0.006944	ND	MCKENZIE	33053032810000
OLAF 1-7H	CONTINENTAL RESOURCES, INC.	0.032244	0.025795	Consented	0.016122	0.012898	ND	DIVIDE	33023008100000
BONDEVIK 1-14H	CONTINENTAL RESOURCES, INC.	0.006510	0.005208	Consented	0.003255	0.002604	ND	DIVIDE	33023007880000
BARMOEN 1-18H	CONTINENTAL RESOURCES, INC.	0.003224	0.002579	Consented	0.001612	0.001290	ND	BURKE	33013016490000
VOLESKY 1-23H1	CONTINENTAL RESOURCES, INC.	0.050000	0.040000	Consented	0.025000	0.020000	ND	BILLINGS	33007018160000
NARVIK 1-35H	CONTINENTAL RESOURCES, INC.	0.010416	0.008333	Consented	0.005208	0.004167	ND	BILLINGS	33007017320000
KUBAS 1-22H	CONTINENTAL RESOURCES, INC.	0.031250	0.025000	Consented	0.015625	0.012500	ND	BILLINGS	33007017290000
HARRIS 1-20H 1-20H	CONTINENTAL RESOURCES, INC.	0.004334	0.003468	Consented	0.002167	0.001734	MT	RICHLAND	25083231940000
AKRON 8-27HSL	CONTINENTAL RESOURCES, INC.	0.004883	0.003906	Consented	0.002441	0.001953	ND	MCKENZIE	33053073540000
CHARLOTTE 8-22HSL	CONTINENTAL RESOURCES, INC.	0.004883	0.003906	Consented	0.002441	0.001953	ND	MCKENZIE	33053073530000
CHARLOTTE 9-22H1SL	CONTINENTAL RESOURCES, INC.	0.004883	0.003906	Consented	0.002441	0.001953	ND	MCKENZIE	33053073520000
CHICAGO 8-26H1	CONTINENTAL RESOURCES, INC.	0.004883	0.003906	Consented	0.002441	0.001953	ND	MCKENZIE	33053073510000
AKRON 4-34H	CONTINENTAL RESOURCES, INC.	0.017360	0.013888	Consented	0.008680	0.006944	ND	MCKENZIE	33053043290000
POJORLIE 21-2-1H	CONTINENTAL RESOURCES, INC.	0.003750	0.003750	Consented	0.001875	0.001875	ND	MCKENZIE	33053038720000
AKRON 1-27H 1-27H	CONTINENTAL RESOURCES, INC.	0.009773	0.007819	Consented	0.004887	0.003909	ND	MCKENZIE	33053032810000
OPSETH 6-29-32H	CORNERSTONE NATURAL RESOURCES	0.057968	0.047217	Consented	0.028984	0.023609	ND	BURKE	33013016790000
WAHLUND 3-22-15H	CORNERSTONE NATURAL RESOURCES	0.000879	0.000879	Consented	0.000439	0.000439	ND	BURKE	33013016750000
MERTES 6-22-15H	CORNERSTONE NATURAL RESOURCES	0.019531	0.015625	Consented	0.009766	0.007813	ND	BURKE	33013016590000
FUNK 2-27-34H	CORNERSTONE NATURAL RESOURCES	0.050000	0.040500	Consented	0.025000	0.020250	ND	BURKE	33013016580000
JEPSEN 34-14H	CORNERSTONE NATURAL RESOURCES	0.010555	0.008619	Consented	0.005277	0.004310	ND	BURKE	33013014560000
DROVDAL 5-8 XE 1H	DEVON ENERGY WILLISTON, L.L.C	0.006512	0.005209	Consented	0.003256	0.002605	ND	MCKENZIE	33053105980000
DROVDAL 5-8 5H	DEVON ENERGY WILLISTON, L.L.C	0.013023	0.010419	Consented	0.006512	0.005209	ND	MCKENZIE	33053105970000
DROVDAL 5-8 4H	DEVON ENERGY WILLISTON, L.L.C	0.013023	0.010419	Consented	0.006512	0.005209	ND	MCKENZIE	33053105960000

B-7

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
DROVDAL 5-8 3H	DEVON ENERGY WILLISTON, L.L.C	0.013023	0.010419	Consented	0.006512	0.005209	ND	MCKENZIE	33053105950000
DROVDAL 5-8 2H	DEVON ENERGY WILLISTON, L.L.C	0.013023	0.010419	Consented	0.006512	0.005209	ND	MCKENZIE	33053105940000
TRENTON 2-0817H	DEVON ENERGY WILLISTON, L.L.C	0.050797	0.040129	Consented	0.025398	0.020065	ND	WILLIAMS	33105027410000
ROUND PRAIRIE 4-0805H	DEVON ENERGY WILLISTON, L.L.C	0.000751	0.000601	Consented	0.000376	0.000300	ND	WILLIAMS	33105021940000
ROUND PRAIRIE 3-0706H	DEVON ENERGY WILLISTON, L.L.C	0.009229	0.007383	Consented	0.004615	0.003692	ND	WILLIAMS	33105020680000
BERNICE 150-99-20-17-7H	DEVON ENERGY WILLISTON, L.L.C	0.095000	0.078128	Consented	0.047500	0.039064	ND	MCKENZIE	33053097400000
BERNICE 150-99-20-17-6H	DEVON ENERGY WILLISTON, L.L.C	0.095000	0.078128	Consented	0.047500	0.039064	ND	MCKENZIE	33053097390000
ORVIS 150-99-21-16-6HLW	DEVON ENERGY WILLISTON, L.L.C	0.047500	0.039063	Consented	0.023750	0.019531	ND	MCKENZIE	33053092990000
BERNICE 150-99-17-20-4H	DEVON ENERGY WILLISTON, L.L.C	0.095000	0.078125	Consented	0.047500	0.039063	ND	MCKENZIE	33053091930000
BERNICE 150-99-17-20-5H	DEVON ENERGY WILLISTON, L.L.C	0.095000	0.078125	Consented	0.047500	0.039063	ND	MCKENZIE	33053091910000
STURGEON 150-99-18-19-7H	DEVON ENERGY WILLISTON, L.L.C	0.047769	0.039283	Consented	0.023884	0.019642	ND	MCKENZIE	33053091240000
SCHNEIDERMAN 150-99-29-32-2HLW	DEVON ENERGY WILLISTON, L.L.C	0.003876	0.003101	Consented	0.001938	0.001551	ND	MCKENZIE	33053090390000
STURGEON 150-99-18-19-3H	DEVON ENERGY WILLISTON, L.L.C	0.047769	0.039283	Consented	0.023884	0.019642	ND	MCKENZIE	33053089260000
STURGEON 150-99-18-19-2H	DEVON ENERGY WILLISTON, L.L.C	0.047769	0.039283	Consented	0.023884	0.019642	ND	MCKENZIE	33053089250000
STURGEON 150-99-18-19-5H	DEVON ENERGY WILLISTON, L.L.C	0.047769	0.039283	Consented	0.023884	0.019642	ND	MCKENZIE	33053089240000
STURGEON 150-99-18-19-4H	DEVON ENERGY WILLISTON, L.L.C	0.047769	0.039283	Consented	0.023884	0.019642	ND	MCKENZIE	33053089220000
BLUE ANGEL 150-99-5-8-5HLW	DEVON ENERGY WILLISTON, L.L.C	0.006530	0.005224	Consented	0.003265	0.002612	ND	MCKENZIE	33053057400000
BLUE ANGEL 150-99-5-8-4H	DEVON ENERGY WILLISTON, L.L.C	0.013020	0.010416	Consented	0.006510	0.005208	ND	MCKENZIE	33053057390000
LOOMER STATE 150-99-5-8-3H	DEVON ENERGY WILLISTON, L.L.C	0.013020	0.010416	Consented	0.006510	0.005208	ND	MCKENZIE	33053046450000
LOOMER STATE 150-99-5-8-2H	DEVON ENERGY WILLISTON, L.L.C	0.013020	0.010416	Consented	0.006510	0.005208	ND	MCKENZIE	33053046430000
BERNICE 150-99-20-17-3H	DEVON ENERGY WILLISTON, L.L.C	0.095000	0.078125	Consented	0.047500	0.039063	ND	MCKENZIE	33053040120000
BERNICE 150-99-20-17-1H	DEVON ENERGY WILLISTON, L.L.C	0.095000	0.078125	Consented	0.047500	0.039063	ND	MCKENZIE	33053036870000
DROVDAL 150-99-8-5-1H	DEVON ENERGY WILLISTON, L.L.C	0.013017	0.010414	Consented	0.006509	0.005207	ND	MCKENZIE	33053032760000

B-8

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
HOWLING WOLF 28-33HIL	DEVON ENERGY WILLISTON, L.L.C	0.007813	0.006348	Consented	0.003906	0.003174	ND	DUNN	33025034800000
BERNICE 150-99-20-17-2H	DEVON ENERGY WILLISTON, L.L.C	0.095000	0.078125	Consented	0.047500	0.039063	ND	MCKENZIE	33053040110000
STURGEON 150-99-18	DEVON ENERGY WILLISTON, L.L.C	0.047769	0.039283	Consented	0.023884	0.019642	ND	MCKENZIE	33053089270000
STURGEON 150-99-18	DEVON ENERGY WILLISTON, L.L.C	0.047769	0.039283	Consented	0.023884	0.019642	ND	MCKENZIE	33053089230000
FERTILE 86-0701H	EOG RESOURCES, INC.	0.015625	0.012188	Consented	0.007813	0.006094	ND	MOUNTRAIL	33061039850000
FERTILE 84-0701H	EOG RESOURCES, INC.	0.015625	0.012188	Consented	0.007813	0.006094	ND	MOUNTRAIL	33061039840000
FERTILE 85-0701H	EOG RESOURCES, INC.	0.015625	0.012188	Consented	0.007813	0.006094	ND	MOUNTRAIL	33061039830000
BURKE 40-1609H	EOG RESOURCES, INC.	0.042188	0.035156	Consented	0.021094	0.017578	ND	MOUNTRAIL	33061033980000
LIBERTY 26-1319H	EOG RESOURCES, INC.	0.019064	0.015569	Consented	0.009532	0.007785	ND	MOUNTRAIL	33061024550000
LIBERTY 106-0107H	EOG RESOURCES, INC.	0.019057	0.015563	Consented	0.009529	0.007782	ND	MOUNTRAIL	33061021380000
LIBERTY 25-0107H	EOG RESOURCES, INC.	0.019057	0.015563	Consented	0.009529	0.007781	ND	MOUNTRAIL	33061018610000
FERTILE 47-0712H	EOG RESOURCES, INC.	0.028602	0.022759	Consented	0.014301	0.011379	ND	MOUNTRAIL	33061017810000
FERTILE 40-1718H	EOG RESOURCES, INC.	0.028489	0.023266	Consented	0.014245	0.011633	ND	MOUNTRAIL	33061017060000
BURKE 32-05HX	EOG RESOURCES, INC.	0.000879	0.000879	Consented	0.000439	0.000439	ND	MOUNTRAIL	33061013920000
FERTILE 13-18H	EOG RESOURCES, INC.	0.057726	0.047143	Consented	0.028863	0.023571	ND	MOUNTRAIL	33061010500000
FERTILE 37-07H	EOG RESOURCES, INC.	0.057722	0.047140	Consented	0.028861	0.023570	ND	MOUNTRAIL	33061010090000
BURKE 6-04H	EOG RESOURCES, INC.	0.001758	0.001758	Consented	0.000879	0.000879	ND	MOUNTRAIL	33061009000000
BURKE 7-03H	EOG RESOURCES, INC.	0.006885	0.006885	Consented	0.003442	0.003442	ND	MOUNTRAIL	33061008160000
EMMA 31X-30D	XTO ENERGY INC	0.019673	0.015739	Consented	0.009837	0.007869	ND	MOUNTRAIL	33061023600000
EMMA 31X-30C	XTO ENERGY INC	0.019673	0.015739	Consented	0.009837	0.007869	ND	MOUNTRAIL	33061023590000
EMMA 31X-30	XTO ENERGY INC	0.019673	0.015739	Consented	0.009837	0.007869	ND	MOUNTRAIL	33061011900000
HOFFMANN FEDERAL 21X-6H	XTO ENERGY INC	0.023745	0.019528	Consented	0.011872	0.009764	ND	MCKENZIE	33053086510000
HOFFMANN 21X-6BXC	XTO ENERGY INC	0.023745	0.019528	Consented	0.011872	0.009764	ND	MCKENZIE	33053086500000
JOHNSON 31X-6FXG	XTO ENERGY INC	0.000000	0.000300	Consented	0.000000	0.000150	ND	MCKENZIE	33053075760000
JOHNSON 31X-6HXE	XTO ENERGY INC	0.000000	0.000150	Consented	0.000000	0.000075	ND	MCKENZIE	33053073380000
JOHNSON 31X-6G	XTO ENERGY INC	0.000000	0.000300	Consented	0.000000	0.000150	ND	MCKENZIE	33053070980000
JOHNSON 31X-6D	XTO ENERGY INC	0.000000	0.000300	Consented	0.000000	0.000150	ND	MCKENZIE	33053070940000
JOHNSON 31X-6CXD	XTO ENERGY INC	0.000000	0.000300	Consented	0.000000	0.000150	ND	MCKENZIE	33053070930000
WOLFF 13-24ENH	XTO ENERGY INC	0.023750	0.019344	Consented	0.011875	0.009672	ND	MCKENZIE	33053035010000
WOLFF FEDERAL 13X-24A	XTO ENERGY INC	0.011954	0.009737	Consented	0.005977	0.004868	ND	MCKENZIE	33053093380000
WOLFF FEDERAL 13X-24F	XTO ENERGY INC	0.023899	0.019465	Consented	0.011950	0.009733	ND	MCKENZIE	33053093370000
WOLFF FEDERAL 13X-24FXG	XTO ENERGY INC	0.023899	0.019465	Consented	0.011950	0.009733	ND	MCKENZIE	33053093360000
WOLFF FEDERAL 13X-24CXD	XTO ENERGY INC	0.023899	0.019465	Consented	0.011950	0.009733	ND	MCKENZIE	33053093350000
WOLFF FEDERAL 13X-24HXE	XTO ENERGY INC	0.011954	0.009737	Consented	0.005977	0.004868	ND	MCKENZIE	33053093340000
MARAUDER 2413-1H	FORMENTERA OPERATIONS, LLC	0.013021	0.010417	Consented	0.006510	0.005208	ND	DIVIDE	33023011930000

B-9

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
MARAUDER 2413-3H	FORMENTERA OPERATIONS, LLC	0.013021	0.010417	Consented	0.006510	0.005208	ND	DIVIDE	33023011920000
MARAUDER 13-24-162-98H	FORMENTERA OPERATIONS, LLC	0.013021	0.010417	Consented	0.006510	0.005208	ND	DIVIDE	33023007270000
SEVERANCE 1-9-4H	HUNT OIL COMPANY	0.009904	0.008067	Consented	0.004952	0.004033	ND	MOUNTRAIL	33061011240000
HALLIDAY 2-15-22H	HUNT OIL COMPANY	0.094531	0.077734	Consented	0.047266	0.038867	ND	DUNN	33025016140000
HALLIDAY 2-19-18H	HUNT OIL COMPANY	0.118632	0.096779	Consented	0.059316	0.048390	ND	DUNN	33025014880000
HALLIDAY 1-19-18H 1	HUNT OIL COMPANY	0.118632	0.096779	Consented	0.059316	0.048390	ND	DUNN	33025012690000
SIOUX TRAIL 160-101-35-26H-1	HUNT OIL COMPANY	0.031250	0.024688	Consented	0.015625	0.012344	ND	DIVIDE	33023012680000
ALEXANDRIA 161-100-21-16H-1	HUNT OIL COMPANY	0.031250	0.024688	Consented	0.015625	0.012344	ND	DIVIDE	33023012220000
ALEXANDRIA 161-100-27-34H-1	HUNT OIL COMPANY	0.056250	0.044437	Consented	0.028125	0.022219	ND	DIVIDE	33023012210000
ALEXANDRIA 161-100-17-20H-1	HUNT OIL COMPANY	0.062500	0.048750	Consented	0.031250	0.024375	ND	DIVIDE	33023011820000
BURG 161-99-19-18H-1	HUNT OIL COMPANY	0.025992	0.020274	Consented	0.012996	0.010137	ND	DIVIDE	33023010990000
ALEXANDRIA 161-100-24-13H-1	HUNT OIL COMPANY	0.125260	0.101953	Consented	0.062630	0.050977	ND	DIVIDE	33023010970000
ALEXANDRIA 1-26-35H	HUNT OIL COMPANY	0.031250	0.024688	Consented	0.015625	0.012344	ND	DIVIDE	33023010160000
HALLIDAY 1-15-22H	HUNT OIL COMPANY	0.094531	0.077734	Consented	0.047266	0.038867	ND	DUNN	33025011490000
ALEXANDRIA 161-100-33-22H PUD1	HUNT OIL COMPANY	0.020830	0.016460	Consented	0.010415	0.008230	ND	DIVIDE	33023016910000
ALEXANDRIA 161-100-33-21H PUD2	HUNT OIL COMPANY	0.020830	0.016460	Consented	0.010415	0.008230	ND	DIVIDE	33023016890000
ALEXANDRIA 161-100-33-21H PUD3	HUNT OIL COMPANY	0.020830	0.016460	Consented	0.010415	0.008230	ND	DIVIDE	33023016890000
KNOX 1-16H	KRAKEN OPERATING, LLC	0.050594	0.040475	Consented	0.025297	0.020237	ND	WILLIAMS	33105033970000
ELSWORTH 1-31-30H	KRAKEN OPERATING, LLC	0.047500	0.039060	Consented	0.023750	0.019530	ND	MCKENZIE	33053037950000
KNOX LE 16-21 #7H	KRAKEN OPERATING, LLC	0.050594	0.040475	Consented	0.025297	0.020237	ND	WILLIAMS	33105057250000
KNOX 16-21 #6H	KRAKEN OPERATING, LLC	0.050594	0.040475	Consented	0.025297	0.020237	ND	WILLIAMS	33105057240000
KNOX-RUBY 16-21 LW #1H	KRAKEN OPERATING, LLC	0.025297	0.020237	Consented	0.012648	0.010119	ND	WILLIAMS	33105049640000
KNOX 16-21 #2TFH	KRAKEN OPERATING, LLC	0.050594	0.040475	Consented	0.025297	0.020237	ND	WILLIAMS	33105049630000
KNOX 16-21 #3H	KRAKEN OPERATING, LLC	0.050594	0.040475	Consented	0.025297	0.020237	ND	WILLIAMS	33105049620000
KNOX 16-21 #4TFH	KRAKEN OPERATING, LLC	0.050594	0.040475	Consented	0.025297	0.020237	ND	WILLIAMS	33105049610000
KNOX 16-21 #5H	KRAKEN OPERATING, LLC	0.050594	0.040475	Consented	0.025297	0.020237	ND	WILLIAMS	33105049600000
ANSETH-SUKUT LE 29-32 #1H	KRAKEN OPERATING, LLC	0.002804	0.002243	Consented	0.001402	0.001122	ND	WILLIAMS	33105047450000
ANSETH 29-32 #4H	KRAKEN OPERATING, LLC	0.005609	0.004487	Consented	0.002804	0.002243	ND	WILLIAMS	33105047440000
ANSETH 29-32 #3H	KRAKEN OPERATING, LLC	0.005609	0.004487	Consented	0.002804	0.002243	ND	WILLIAMS	33105047430000
ANSETH 29-32 #2H	KRAKEN OPERATING, LLC	0.005609	0.004487	Consented	0.002804	0.002243	ND	WILLIAMS	33105047420000
CPEUSC BENNIE 9-20-17-157N-99W-LL	NEPTUNE OPERATING LLC	0.004860	0.003888	Consented	0.002430	0.001944	ND	WILLIAMS	33105046370000

B-10

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
CPEUSC BENNIE 4-20-17-157N-99W MBH	NEPTUNE OPERATING LLC	0.000879	0.000703	Consented	0.000439	0.000352	ND	WILLIAMS	33105045470000
CPEUSC BENNIE 8-20-17-157N-99W TFH	NEPTUNE OPERATING LLC	0.000879	0.000703	Consented	0.000439	0.000352	ND	WILLIAMS	33105045450000
CPEUSC BENNIE 3-20-17-157N-99W MBH	NEPTUNE OPERATING LLC	0.000879	0.000703	Consented	0.000439	0.000352	ND	WILLIAMS	33105045430000
CPEUSC BENNIE 7-20-17-157N-99W TFH	NEPTUNE OPERATING LLC	0.000879	0.000703	Consented	0.000439	0.000352	ND	WILLIAMS	33105045410000
CPEUSC BENNIE 6-20-17-157N-99W TFH	NEPTUNE OPERATING LLC	0.000879	0.000703	Consented	0.000439	0.000352	ND	WILLIAMS	33105045360000
CPEUSC BENNIE 2-20-17-157N-99W MBH	NEPTUNE OPERATING LLC	0.000879	0.000703	Consented	0.000439	0.000352	ND	WILLIAMS	33105045340000
CPEUSC BENNIE 5-20-17-157N-99W TFH	NEPTUNE OPERATING LLC	0.000879	0.000703	Consented	0.000439	0.000352	ND	WILLIAMS	33105045320000
ANSETH 1-29H	KRAKEN OPERATING, LLC	0.005609	0.004487	Consented	0.002804	0.002243	ND	WILLIAMS	33105017890000
ELLSWORTH 5-31-30H	KRAKEN OPERATING, LLC	0.000000	0.000600	Consented	0.000000	0.000300	ND	MCKENZIE	33053091580000
ELLSWORTH 2-31-30H	KRAKEN OPERATING, LLC	0.000000	0.000600	Consented	0.000000	0.000300	ND	MCKENZIE	33053085960000
BEAR BUTTE 1-4-9H	KRAKEN OPERATING, LLC	0.005665	0.004532	Consented	0.002833	0.002266	ND	MCKENZIE	33053040340000
REDWING 1-3-10H 1	KRAKEN OPERATING, LLC	0.004239	0.003391	Consented	0.002119	0.001695	ND	MCKENZIE	33053035840000
RAYMOND SVEET 31-29H 31-29H	KRAKEN OPERATING, LLC	0.003472	0.002778	Consented	0.001736	0.001389	MT	SHERIDAN	25091219160000
ELROY KADRMAS 5-3-10H-143-96	LIME ROCK RESOURCES III-A, L.P.	0.056229	0.046857	Consented	0.028114	0.023429	ND	DUNN	33025024990000
ELROY KADRMAS 4-3-10H-143-96	LIME ROCK RESOURCES III-A, L.P.	0.056229	0.046857	Consented	0.028114	0.023429	ND	DUNN	33025024980000
FEDERAL ADELBERT AMES 1-19-18H-143-94	LIME ROCK RESOURCES III-A, L.P.	0.141727	0.116856	Consented	0.070863	0.058428	ND	DUNN	33025020620000
STATE BUFFALO BILL 1-20-17H-143-94	LIME ROCK RESOURCES III-A, L.P.	0.031250	0.025000	Consented	0.015625	0.012500	ND	DUNN	33025017870000
DENNIS KADRMAS 3-9-4H-143-96	LIME ROCK RESOURCES III-A, L.P.	0.056215	0.046846	Consented	0.028107	0.023423	ND	DUNN	33025017400000
DENNIS KADRMAS 2-9-4H-143-96	LIME ROCK RESOURCES III-A, L.P.	0.056215	0.046846	Consented	0.028107	0.023423	ND	DUNN	33025016720000
ELROY KADRMAS 3-10-3H-143-96	LIME ROCK RESOURCES III-A, L.P.	0.056229	0.046857	Consented	0.028114	0.023429	ND	DUNN	33025015300000
ELROY KADRMAS 2-10-3H-143-96	LIME ROCK RESOURCES III-A, L.P.	0.056229	0.046857	Consented	0.028114	0.023429	ND	DUNN	33025015280000
ELROY KADRMAS 1-10-3H-143-96	LIME ROCK RESOURCES III-A, L.P.	0.056229	0.046857	Consented	0.028114	0.023429	ND	DUNN	33025011520000
DENNIS KADRMAS 1-9-4H-143-96	LIME ROCK RESOURCES III-A, L.P.	0.056215	0.046846	Consented	0.028107	0.023423	ND	DUNN	33025010680000
WARD LAKE 1-5-6H-160-91	LIME ROCK RESOURCES III-A, L.P.	0.053274	0.043460	Consented	0.026637	0.021730	ND	BURKE	33013016570000
JACOBSON 8-33H	LIME ROCK RESOURCES III-A, L.P.	0.053463	0.044721	Consented	0.026731	0.022360	ND	BURKE	33013015580000

B-11

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
JOEY DANYALE 27-34H	MUREX PETROLEUM CORPORATION	0.059375	0.048438	Consented	0.029687	0.024219	ND	DIVIDE	33023011570000
DWIGHT LUDWIG 13-24H	MUREX PETROLEUM CORPORATION	0.118359	0.096562	Consented	0.059180	0.048281	ND	DIVIDE	33023010940000
LEXIE KAY FEDERAL 31-30H	MUREX PETROLEUM CORPORATION	0.011807	0.009446	Consented	0.005904	0.004723	ND	DIVIDE	33023010730000
HILBERT 1	MUREX PETROLEUM CORPORATION	0.237500	0.193750	Consented	0.118750	0.096875	ND	BURKE	33013010120000
TORGERSON R&R 5604 31-2	OASIS PETROLEUM NORTH AMERICA LLC	0.025378	0.020049	Consented	0.012689	0.010025	ND	WILLIAMS	33105029030000
MAE 563 43-19	OASIS PETROLEUM NORTH AMERICA LLC	0.001344	0.001075	Consented	0.000672	0.000537	ND	WILLIAMS	33105024020000
JOHNSON 158-94-14A-23-1HS	PETRO-HUNT, L.L.C.	0.000376	0.000301	Consented	0.000188	0.000150	ND	MOUNTRAIL	33061047280000
BLIKRE 158-94-13B-24-1H	PETRO-HUNT, L.L.C.	0.000376	0.000301	Consented	0.000188	0.000150	ND	MOUNTRAIL	33061021550000
BLIKRE 158-93-6A-7-1H	PETRO-HUNT, L.L.C.	0.003008	0.002406	Consented	0.001504	0.001203	ND	MOUNTRAIL	33061021050000
JORGENSON 158-94-12C-1-1H	PETRO-HUNT, L.L.C.	0.000751	0.000601	Consented	0.000376	0.000301	ND	MOUNTRAIL	33061017800000
D ANNUNZIO 3-7-6H	PETRO-HUNT DAKOTA, LLC	0.137584	0.108691	Consented	0.068792	0.054345	ND	MCKENZIE	33053058310000
D ANNUNZIO 4-7-6H	PETRO-HUNT DAKOTA, LLC	0.137584	0.108691	Consented	0.068792	0.054345	ND	MCKENZIE	33053058300000
D ANNUNZIO 5-7-6H	PETRO-HUNT DAKOTA, LLC	0.137584	0.108691	Consented	0.068792	0.054345	ND	MCKENZIE	33053058290000
TALON 6-9-4H	PETRO-HUNT DAKOTA, LLC	0.015629	0.012620	Consented	0.007814	0.006310	ND	MCKENZIE	33053055740000
TALON 7-9-4H	PETRO-HUNT DAKOTA, LLC	0.015629	0.012620	Consented	0.007814	0.006310	ND	MCKENZIE	33053055720000
TALON 3-9-4H	PETRO-HUNT DAKOTA, LLC	0.015629	0.012620	Consented	0.007814	0.006310	ND	MCKENZIE	33053055550000
TALON 1-9-4H	PETRO-HUNT DAKOTA, LLC	0.015629	0.012620	Consented	0.007814	0.006310	ND	MCKENZIE	33053048800000
GULBRANSON 163-100-1B-12-3H	PETRO-HUNT, L.L.C.	0.000635	0.000476	Consented	0.000318	0.000238	ND	DIVIDE	33023014510000
HAGEN 3-28HS	PETRO-HUNT, L.L.C.	0.041667	0.033333	Consented	0.020833	0.016667	ND	DIVIDE	33023013360000
ANNE 13-19HN	PETRO-HUNT, L.L.C.	0.013687	0.011195	Consented	0.006844	0.005597	ND	DIVIDE	33023013260000
ANNE 13B-19HN	PETRO-HUNT, L.L.C.	0.027523	0.021468	Consented	0.013761	0.010734	ND	DIVIDE	33023013230000
MARIA 4B-14HN	PETRO-HUNT, L.L.C.	0.004683	0.004683	Consented	0.002342	0.002342	ND	DIVIDE	33023013030000
NANCY 4-14HN	PETRO-HUNT, L.L.C.	0.002342	0.002342	Consented	0.001171	0.001171	ND	DIVIDE	33023013020000
KARLBERG 14-12HS	PETRO-HUNT, L.L.C.	0.009881	0.007707	Consented	0.004940	0.003853	ND	DIVIDE	33023012870000
DOHMSTRIECH 15-20HS	PETRO-HUNT, L.L.C.	0.023438	0.018750	Consented	0.011719	0.009375	ND	DIVIDE	33023012800000
PROCHNICK 15-35HSB	PETRO-HUNT, L.L.C.	0.004683	0.004683	Consented	0.002342	0.002342	ND	DIVIDE	33023009000000
PROCHNICK 15-35HSA	PETRO-HUNT, L.L.C.	0.004683	0.004683	Consented	0.002342	0.002342	ND	DIVIDE	33023008990000
PROCHNICK 16-35HS	PETRO-HUNT, L.L.C.	0.004683	0.004683	Consented	0.002342	0.002342	ND	DIVIDE	33023008980000
GULBRANSON 1-1H	PETRO-HUNT, L.L.C.	0.004685	0.004685	Consented	0.002342	0.002342	ND	DIVIDE	33023008800000
JOHNSON 3-6HS	PETRO-HUNT, L.L.C.	0.006465	0.005172	Consented	0.003232	0.002586	ND	DIVIDE	33023008460000
GULBRANSON 2-1H	PETRO-HUNT, L.L.C.	0.004685	0.004685	Consented	0.002342	0.002342	ND	DIVIDE	33023008140000
TORGESON 2-30HNA	PETRO-HUNT, L.L.C.	0.027339	0.022329	Consented	0.013669	0.011164	ND	DIVIDE	33023008080000
TORGESON 2-30HNB	PETRO-HUNT, L.L.C.	0.027339	0.022329	Consented	0.013669	0.011164	ND	DIVIDE	33023008070000
TORGESON 14-19HN	PETRO-HUNT, L.L.C.	0.027339	0.022329	Consented	0.013669	0.011164	ND	DIVIDE	33023007930000
RIEDE 4-14H	PETRO-HUNT, L.L.C.	0.004683	0.004683	Consented	0.002342	0.002342	ND	DIVIDE	33023006730000

B-12

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
TORGESON 14-19H	PETRO-HUNT, L.L.C.	0.027339	0.022329	Consented	0.013669	0.011164	ND	DIVIDE	33023005660000
BLIKRE 158-93-6B-7- 2H	PETRO-HUNT, L.L.C.	0.001500	0.001200	Consented	0.000750	0.000600	ND	BURKE	33013019050000
BLIKRE 158-93-6B-7- 3H	PETRO-HUNT, L.L.C.	0.001500	0.001200	Consented	0.000750	0.000600	ND	BURKE	33013019030000
MOBERG 159-94-20B-29-1HS	PETRO-HUNT, L.L.C.	0.006330	0.004938	Consented	0.003165	0.002469	ND	BURKE	33013017790000
L. HOIBY 159-94-30D-19-5H	PETRO-HUNT, L.L.C.	0.012851	0.010024	Consented	0.006425	0.005012	ND	BURKE	33013017580000
L. HOIBY 159-94-30D-19-4H	PETRO-HUNT, L.L.C.	0.012851	0.010024	Consented	0.006425	0.005012	ND	BURKE	33013017570000
L. HOIBY 159-94-30C-19-3H	PETRO-HUNT, L.L.C.	0.012851	0.010024	Consented	0.006425	0.005012	ND	BURKE	33013016850000
L. HOIBY 159-94-19B-30-2H	PETRO-HUNT, L.L.C.	0.012851	0.010024	Consented	0.006425	0.005012	ND	BURKE	33013016840000
L. HOIBY 159-94-19B-30-1H	PETRO-HUNT, L.L.C.	0.012851	0.010024	Consented	0.006425	0.005012	ND	BURKE	33013016420000
JAMES CROSS 1-5-8H-143-98	PETRO-HUNT, L.L.C.	0.031262	0.025400	Consented	0.015631	0.012700	ND	BILLINGS	33007017800000
TALON 5-9-4H	PETRO-HUNT DAKOTA, LLC	0.015629	0.012620	Consented	0.007814	0.006310	ND	MCKENZIE	33053055510000
BLIKRE 158-93-6B	PETRO-HUNT, L.L.C.	0.001500	0.001200	Consented	0.000750	0.000600	ND	BURKE	33013019070000
WILLOW GRAY 2-11-14-23 2H	Phoenix Operating LLC	0.007031	0.005859	Consented	0.003516	0.002930	ND	DIVIDE	33023016370000
KIMONO 31-30-19-18 4H 4H	Phoenix Operating LLC	0.001304	0.001060	Consented	0.000652	0.000530	MT	ROOSEVELT	25085221210000
KIMONO 31-30-19-18 3H 3H	Phoenix Operating LLC	0.001304	0.001060	Consented	0.000652	0.000530	MT	ROOSEVELT	25085221200000
KIMONO 31-30-19-18 2H 2H	Phoenix Operating LLC	0.001304	0.001060	Consented	0.000652	0.000530	MT	ROOSEVELT	25085221190000
KIMONO 31-30-19-18 1H 1H	Phoenix Operating LLC	0.001304	0.001060	Consented	0.000652	0.000530	MT	ROOSEVELT	25085221180000
FRANK 31-4-1H	PRIMA EXPLORATION, INC.	0.044748	0.037290	Consented	0.022374	0.018645	ND	STARK	33089006480000
STEVENS 160-100-14-23-11-14A	PRIMA EXPLORATION, INC.	0.017897	0.014417	Consented	0.008948	0.007208	ND	DIVIDE	33023012230000
SOLBERG 160-101-28-33-21-13A	PRIMA EXPLORATION, INC.	0.020833	0.016667	Consented	0.010417	0.008333	ND	DIVIDE	33023010510000
SORENSON 160-100-2	PRIMA EXPLORATION, INC.	0.004152	0.003322	Consented	0.002076	0.001661	ND	DIVIDE	33023009320000
GUNNISON 41-23H	RIM OPERATING, INC.	0.096824	0.079083	Consented	0.048412	0.039541	ND	BURKE	33013015380000
CHANDLER 14-23 1H	ROCKPORT ENERGY SOLUTIONS LLC	0.015000	0.015000	Consented	0.007500	0.007500	ND	MCKENZIE	33053102750000
CAMDEN 10-3 3H	ROCKPORT ENERGY SOLUTIONS LLC	0.007500	0.007500	Consented	0.003750	0.003750	ND	MCKENZIE	33053102640000
MARAUDER 1324-5H	FORMENTERA OPERATIONS, LLC	0.013021	0.010417	Consented	0.006510	0.005208	ND	DIVIDE	33023013310000
STORSUL 158-93-8-5-10MBH	Silver Hill Energy Operating, LLC	0.001494	0.001195	Consented	0.000747	0.000598	ND	MOUNTRAIL	33061052190000
WOLF 1 SLH	SLAWSON EXPLORATION COMPANY, INC.	0.007498	0.005923	Consented	0.003749	0.002962	ND	MOUNTRAIL	33061035400000
HOWO 2-4-33MLH	SLAWSON EXPLORATION COMPANY, INC.	0.014997	0.011698	Consented	0.007499	0.005849	ND	MOUNTRAIL	33061034190000
HOWO 7-33-4TFH	SLAWSON EXPLORATION COMPANY, INC.	0.024993	0.021694	Consented	0.012497	0.010847	ND	MOUNTRAIL	33061033970000
HOWO 6-33-4TFH	SLAWSON EXPLORATION COMPANY, INC.	0.014997	0.011698	Consented	0.007499	0.005849	ND	MOUNTRAIL	33061033950000
PIKE {FEDERAL} 1 SLH	SLAWSON EXPLORATION COMPANY, INC.	0.010000	0.007800	Consented	0.005000	0.003900	ND	MOUNTRAIL	33061033090000

B-13

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
WOLF 2-4MLH	SLAWSON EXPLORATION COMPANY, INC.	0.034996	0.027297	Consented	0.017498	0.013649	ND	MOUNTRAIL	33061033080000
HOWO 5-33-4TFH	SLAWSON EXPLORATION COMPANY, INC.	0.014997	0.011698	Consented	0.007499	0.005849	ND	MOUNTRAIL	33061032220000
HOWO 8-33-4TF2H	SLAWSON EXPLORATION COMPANY, INC.	0.024993	0.021694	Consented	0.012497	0.010847	ND	MOUNTRAIL	33061032210000
HOWO 4-33-4TFH	SLAWSON EXPLORATION COMPANY, INC.	0.014997	0.011698	Consented	0.007499	0.005849	ND	MOUNTRAIL	33061032200000
SCOUT 1-18-7H	SLAWSON EXPLORATION COMPANY, INC.	0.011124	0.009002	Consented	0.005562	0.004501	ND	MOUNTRAIL	33061017560000
COLT 1-16H	SLAWSON EXPLORATION COMPANY, INC.	0.062500	0.048438	Consented	0.031250	0.024219	ND	MOUNTRAIL	33061010160000
WOLF 1-4H	SLAWSON EXPLORATION COMPANY, INC.	0.025000	0.019500	Consented	0.012500	0.009750	ND	MOUNTRAIL	33061008230000
DRONE 1-34-27H	SLAWSON EXPLORATION COMPANY, INC.	0.020509	0.016731	Consented	0.010255	0.008366	ND	DUNN	33025012520000
PEGASUS 1-16-21UH	SLAWSON EXPLORATION COMPANY, INC.	0.031250	0.024219	Consented	0.015625	0.012110	ND	MOUNTRAIL	33061056590000
PEGASUS 2-16-21H	SLAWSON EXPLORATION COMPANY, INC.	0.031250	0.024219	Consented	0.015625	0.012110	ND	MOUNTRAIL	33061056580000
BARNHART3 20-17H	MORNINGSTAR OPERATING LLC	0.028125	0.023438	Consented	0.014063	0.011719	ND	STARK	33089008170000
DACKER 21-16H	MORNINGSTAR OPERATING LLC	0.028125	0.023438	Consented	0.014063	0.011719	ND	STARK	33089007970000
WEILER 21-16H	MORNINGSTAR OPERATING LLC	0.028125	0.023438	Consented	0.014063	0.011719	ND	STARK	33089007960000
DIAMOND J 21-16H	MORNINGSTAR OPERATING LLC	0.048197	0.039495	Consented	0.024099	0.019748	ND	STARK	33089007400000
JOSEPH CARTER 1-13-12H-141-96	MORNINGSTAR OPERATING LLC	0.163281	0.134277	Consented	0.081641	0.067139	ND	DUNN	33025018180000
SCHAFNER 1-29-32H-142-95	MORNINGSTAR OPERATING LLC	0.003125	0.002604	Consented	0.001563	0.001302	ND	DUNN	33025017300000
TERRY DVORAK 1-15-22H-142-95	MORNINGSTAR OPERATING LLC	0.178125	0.145313	Consented	0.089063	0.072656	ND	DUNN	33025013370000
JOHN KINNE 2-27-34H-142-98	MORNINGSTAR OPERATING LLC	0.004340	0.003472	Consented	0.002170	0.001736	ND	BILLINGS	33007018180000
JOHN KINNE 1-27-34H-142-98	MORNINGSTAR OPERATING LLC	0.004340	0.003472	Consented	0.002170	0.001736	ND	BILLINGS	33007017780000
RUFFATTO 13X-24B 13X-24B	MORNINGSTAR OPERATING LLC	0.004349	0.003479	Consented	0.002174	0.001739	MT	RICHLAND	25083229690000
WILDROSE 159-98-14	WHITING OIL AND GAS CORPORATION	0.028129	0.023440	Consented	0.014064	0.011720	ND	WILLIAMS	33105031920000
HELM 19-30HTF	WHITING OIL AND GAS CORPORATION	0.109395	0.087516	Consented	0.054698	0.043758	ND	MCKENZIE	33053041490000
WOLD 44-7-8H	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Consented	0.000293	0.000234	ND	MCKENZIE	33053079100000

B-14

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
ZALESKY 41-17PH	WHITING OIL AND GAS CORPORATION	0.028125	0.023438	Consented	0.014063	0.011719	ND	STARK	33089008040000
ZALESKY 44-8PH	WHITING OIL AND GAS CORPORATION	0.025586	0.021322	Consented	0.012793	0.010661	ND	STARK	33089008030000
DIETZ 11-17PH	WHITING OIL AND GAS CORPORATION	0.001305	0.001044	Consented	0.000652	0.000522	ND	STARK	33089008540000
WOLD 44-7-7TFH	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Consented	0.000293	0.000234	ND	MCKENZIE	33053079020000
ECKERT 5202 13-13 6BHP	OASIS PETROLEUM NORTH AMERICA LLC	0.000492	0.000394	Consented	0.000246	0.000197	ND	MCKENZIE	33053107170000
JOHNSON 31-6SWH	XTO ENERGY INC	0.023745	0.019526	Consented	0.011872	0.009763	ND	MCKENZIE	33053033490000
ARROWHEAD 10-3 1H	Zavanna Energy Operating, LLC	0.000297	0.000238	Consented	0.000148	0.000119	ND	WILLIAMS	33105035350000
ARROWHEAD 10-3 2TFH	Zavanna Energy Operating, LLC	0.000297	0.000238	Consented	0.000148	0.000119	ND	WILLIAMS	33105035340000
ARROWHEAD 10-3 3H	Zavanna Energy Operating, LLC	0.000297	0.000238	Consented	0.000148	0.000119	ND	WILLIAMS	33105035330000
TOMAHAWK 10-3 3H	Zavanna Energy Operating, LLC	0.000297	0.000238	Consented	0.000148	0.000119	ND	WILLIAMS	33105035310000
TOMAHAWK 10-3 2TFH	Zavanna Energy Operating, LLC	0.000297	0.000238	Consented	0.000148	0.000119	ND	WILLIAMS	33105035300000
TOMAHAWK 10-3 4TFH	Zavanna Energy Operating, LLC	0.000297	0.000238	Consented	0.000148	0.000119	ND	WILLIAMS	33105035320000
TOMAHAWK 10-3 1H	Zavanna Energy Operating, LLC	0.000297	0.000238	Consented	0.000148	0.000119	ND	WILLIAMS	33105026650000
WOLD 16-7TFH	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Non-Consented	0.000293	0.000234	ND	MCKENZIE	33053076800000
FRICK 24-8-1TFH	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Non-Consented	0.000292	0.000234	ND	MCKENZIE	33053077620000
FRICK 24-8-2TFH	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Non-Consented	0.000292	0.000234	ND	MCKENZIE	33053077630000
FRICK 24-8-1HU	WHITING OIL AND GAS CORPORATION	0.000585	0.000468	Non-Consented	0.000292	0.000234	ND	MCKENZIE	33053077610000
CHRISTIANA 21X-6F	CONTINENTAL RESOURCES, INC.	0.031235	0.024675	Non-Consented	0.015617	0.012338	ND	WILLIAMS	33105047980000
CHRISTIANA 21X-6AXB	CONTINENTAL RESOURCES, INC.	0.031235	0.024675	Non-Consented	0.015617	0.012338	ND	WILLIAMS	33105047970000
CHRISTIANA 21X-6A	CONTINENTAL RESOURCES, INC.	0.031235	0.024675	Non-Consented	0.015617	0.012338	ND	WILLIAMS	33105047960000
CHRISTIANA 21X-6EXH	CONTINENTAL RESOURCES, INC.	0.015609	0.012331	Non-Consented	0.007805	0.006166	ND	WILLIAMS	33105047950000
MARY 1-16XH	CONTINENTAL RESOURCES, INC.	0.033470	0.026441	Non-Consented	0.016735	0.013221	ND	MCKENZIE	33053063500000
ALLIE 31X-24HXE	XTO ENERGY INC	0.004862	0.003890	Non-Consented	0.002431	0.001945	ND	WILLIAMS	33105051500000
TOM STATE 34X-1HXE	XTO ENERGY INC	0.004860	0.003888	Non-Consented	0.002430	0.001944	ND	WILLIAMS	33105050520000
EMMA 31X-30B	XTO ENERGY INC	0.019673	0.015739	Non-Consented	0.009837	0.007869	ND	MOUNTRAIL	33061042910000
EMMA 31X-30E	XTO ENERGY INC	0.019673	0.015739	Non-Consented	0.009837	0.007869	ND	MOUNTRAIL	33061042900000
ZANE FEDERAL 21X-6B	XTO ENERGY INC	0.023745	0.019528	Non-Consented	0.011872	0.009764	ND	MCKENZIE	33053086540000
ZANE FEDERAL 21X-6AXD	XTO ENERGY INC	0.023745	0.019528	Non-Consented	0.011872	0.009764	ND	MCKENZIE	33053086520000
EN-LEO ###-##-####H-8	HESS BAKKEN INVESTMENTS II, LLC	0.010416	0.008125	Non-Consented	0.005208	0.004062	ND	MOUNTRAIL	33061037380000

B-15

Well Name	Operator [As Listed on the NDIC]	Full Working Interest	Full Net Revenue Interest	Consent Status	Callan Share – Working Interest	Callan Share – Net Revenue Interest	State	County	API
EN-LEO ###-##-####H-9	HESS BAKKEN INVESTMENTS II, LLC	0.010416	0.008125	Non-Consented	0.005208	0.004062	ND	MOUNTRAIL	33061037370000
EN-LEO ###-##-####H-10	HESS BAKKEN INVESTMENTS II, LLC	0.010416	0.008125	Non-Consented	0.005208	0.004062	ND	MOUNTRAIL	33061037900000
EN-LEO ###-##-####H-12	HESS BAKKEN INVESTMENTS II, LLC	0.010416	0.008125	Non-Consented	0.005208	0.004062	ND	MOUNTRAIL	33061040000000
EN-LEO ###-##-####H-11	HESS BAKKEN INVESTMENTS II, LLC	0.010416	0.008125	Non-Consented	0.005208	0.004062	ND	MOUNTRAIL	33061037890000
ELLSWORTH 2-31-30H	KRAKEN OPERATING, LLC	0.047500	0.039060	Non-Consented	0.023750	0.019530	ND	MCKENZIE	33053085960000
ELLSWORTH 5-31-30H	KRAKEN OPERATING, LLC	0.047500	0.039060	Non-Consented	0.023750	0.019530	ND	MCKENZIE	33053091580000
ELROY KADRMAS 6-3-10H-143-96	LIME ROCK RESOURCES III-A, L.P.	0.056229	0.046857	Non-Consented	0.028114	0.023429	ND	DUNN	33025027610000
CPEUSC MATILDA MAY 2-29-32-158N-100W-MBH-LL	NEPTUNE OPERATING LLC	0.050595	0.040476	Non-Consented	0.025298	0.020238	ND	WILLIAMS	33105059100000
L. JOHNSON 4-30HS	PETRO-HUNT, L.L.C.	0.021822	0.017458	Non-Consented	0.010911	0.008729	ND	DIVIDE	33023013330000
EMMA 31X-30HXE	XTO ENERGY INC	0.009836	0.007869	Non-Consented	0.004918	0.003935	ND	MOUNTRAIL	33061042920000
EMMA 31X-30A	XTO ENERGY INC	0.019673	0.015739	Non-Consented	0.009837	0.007869	ND	MOUNTRAIL	33061042890000
ZANE FEDERAL 21X-6E	XTO ENERGY INC	0.023745	0.019528	Non-Consented	0.011872	0.009764	ND	MCKENZIE	33053086530000
JOHNSON 31X-6CXD	XTO ENERGY INC	0.023743	0.019526	Non-Consented	0.011872	0.009763	ND	MCKENZIE	33053070930000
JOHNSON 31X-6D	XTO ENERGY INC	0.023745	0.019526	Non-Consented	0.011872	0.009763	ND	MCKENZIE	33053070940000
JOHNSON 31X-6G	XTO ENERGY INC	0.023745	0.019526	Non-Consented	0.011872	0.009763	ND	MCKENZIE	33053070980000
JOHNSON 31X-06FXG	XTO ENERGY INC	0.023745	0.019526	Non-Consented	0.011872	0.009763	ND	MCKENZIE	33053075760000
JOHNSON 31X-06HXE	XTO ENERGY INC	0.011866	0.009758	Non-Consented	0.005933	0.004879	ND	MCKENZIE	33053073380000

B-16

EXHIBIT C- Excluded Wellbores

OPERATOR	WELL	NDIC FILE #	API	ST	COUNTY	SECTION	TOWNSHIP	RANGE	WI	NRI
HUNT OIL	HALLIDAY 146-92-19-18H-3	35164	3302503536	ND	DUNN	18 & 19	146N	92W	11.8632%	9.6779%
HUNT OIL	HALLIDAY 146-92-19-18H-4	35359	3302503569	ND	DUNN	18 & 19	146N	92W	11.8632%	9.6779%
HUNT OIL	HALLIDAY 146-92-19-18H-5	35360	3302503570	ND	DUNN	18 & 19	146N	92W	11.8632%	9.6779%
HUNT OIL	HALLIDAY 146-92-19-18H-6	35361	3302503571	ND	DUNN	18 & 19	146N	92W	11.8632%	9.6779%
HUNT OIL	ALEXANDRIA 161-100-24-13H-1	26256	3302301097	ND	DIVIDE	13 & 24	161N	100W	12.5260%	10.1953%
HUNT OIL	ALEXANDRIA 161-100-24-13H-3	38998	3302301464	ND	DIVIDE	13 & 24	161N	100W	12.5260%	10.1953%
HUNT OIL	ALEXANDRIA 161-100-24-13H-4	38999	3302301465	ND	DIVIDE	13 & 24	161N	100W	12.5260%	10.1953%
HUNT OIL	ALEXANDRIA 161-100-24-13H-5	39000	3302301466	ND	DIVIDE	13 & 24	161N	100W	12.5260%	10.1953%
HUNT OIL	Halliday 145-93-15-22H-3	38535	3302504342	ND	DUNN	3,10,15,22	145N	93W	4.7173%	3.8791%
HUNT OIL	Halliday 145-93-15-22H-5	38566	3302504348	ND	DUNN	3,10,15,22	145N	93W	4.7173%	3.8791%
HUNT OIL	Halliday 145-93-15-22H-4	38565	3302504347	ND	DUNN	3,10,15,22	145N	93W	4.7173%	3.8791%
HUNT OIL	Halliday 145-93-15-22H-6	38567	3302504349	ND	DUNN	3,10,15,22	145N	93W	4.7173%	3.8791%
HUNT OIL	Quill 145-93-10-3H-3	38534	3302504341	ND	DUNN	3,10,15,22	145N	93W	4.7173%	3.8791%
HUNT OIL	Quill 145-93-10-3H-4	38568	3302504350	ND	DUNN	3,10,15,22	145N	93W	4.7173%	3.8791%
HUNT OIL	Quill 145-93-10-3H-5	38569	3302504351	ND	DUNN	3,10,15,22	145N	93W	4.7173%	3.8791%
HUNT OIL	Quill 145-93-10-3H-6	38570	3302504352	ND	DUNN	3,10,15,22	145N	93W	4.7173%	3.8791%
CONTINENTAL RESOSURCES	CHRISTIANA 21X-6F	34920	3310504798	ND	WILLIAMS	6 & 7	154N	96W	3.1235%	2.4675%
CONTINENTAL RESOSURCES	CHRISTIANA 21X-6A	34918	3310504796	ND	WILLIAMS	6 & 7	154N	96W	3.1235%	2.4675%
CONTINENTAL RESOSURCES	CHRISTIANA 21X-6AXB	34919	3310504797	ND	WILLIAMS	6 & 7	154N	96W	3.1235%	2.4675%
CONTINENTAL RESOSURCES	CHRISTIANA 21X-06EXH	34917	3310504795	ND	WILLIAMS	6 & 7, 1 & 12	154N	96W & 97W	1.5609%	1.2331%
XTO ENERGY	TOM STATE 34X-1HXE	35751	3310505052	ND	WILLIAMS	1&6, 31&36	154N/155N	94W	0.4860%	0.3888%
XTO ENERGY	EMMA 31X-30A	35433	3306104289	ND	MOUNTRAIL	30 & 31	155N	94W	1.9673%	1.5739%
XTO ENERGY	EMMA 31X-30E	35434	3306104290	ND	MOUNTRAIL	30 & 31	155N	94W	1.9673%	1.5739%
XTO ENERGY	EMMA 31X-30B	35435	3306104291	ND	MOUNTRAIL	30 & 31	155N	94W	1.9673%	1.5739%
XTO ENERGY	EMMA 31X-30HXE	35436	3306104292	ND	MOUNTRAIL	29&32, 30&31	155N	94W	0.9837%	0.7870%
XTO ENERGY	ZANE FEDERAL 21X-6XD	35190	3305308652	ND	MCKENZIE	1&12, 6&7	149N	97W	1.1910%	0.9795%
XTO ENERGY	ZANE FEDERAL 21X-6E	35191	3305308653	ND	MCKENZIE	6 & 7	149N	97W	2.3745%	1.9528%
XTO ENERGY	ZANE FEDERAL 21X-6B	35192	3305308654	ND	MCKENZIE	6 & 7	149N	97W	2.3745%	1.9528%
XTO ENERGY	ALLIE 31X-24HXE	36213	3310505150	ND	WILLIAMS	24 & 25, 30 & 19	155N	95W & 94W	0.4862%	0.3890%

C-1